SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or

Sec. 240.14a-12

Federated Asset Allocation Fund

(Name of Registrant as Specified In Its Charter)

Federated Investors

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)

and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

_______________________________________________________________

2) Form, Schedule or Registration Statement No.:

_______________________________________________________________

3) Filing Party:

_______________________________________________________________

4) Date Filed:

_______________________________________________________________

Prospectus/Proxy Statement –
Please Vote Today!

Federated Balanced Allocation Fund

A Portfolio of Federated Managed Allocation Portfolios

Federated Balanced Allocation Fund will hold a special meeting of shareholders on November 8, 2011. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal to be considered at the special meeting.

It is important for you to vote and we encourage you to do so. We recommend that you read the Prospectus/Proxy Statement in its entirety to help you decide on your vote.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder, you have a right to vote on these changes and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

The proposal is to reorganize Federated Balanced Allocation Fund into Federated Asset Allocation Fund (the “Reorganization”).

Why has the Board of Trustees recommended that I vote in favor of the proposal?

  The Board of Trustees recommends you vote in favor of the proposal because it believes that the Reorganization is in the best interest of Federated Balanced Allocation Fund and its shareholders and that the interests of existing shareholders will not be diluted as a result of the Reorganization.
  After the Reorganization, shareholders of Federated Balanced Allocation Fund will be invested in a more viable fund that has somewhat similar objectives and strategies.

Please see the section entitled “Summary — Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.

How will the Reorganization affect my investment?

  The value of your investment will not change. You will receive shares of Federated Asset Allocation Fund with a total dollar value equal to the total dollar value of the Federated Balanced Allocation Fund shares that you own at the time of the Reorganization.
If you own shares In:	You will receive shares of:
Federated Balanced Allocation Fund	Federated Asset Allocation Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Class C Shares	Class C Shares
  The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
  Federated Balanced Allocation Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.
  If you hold Class B or C Shares, you will receive credit for the amount of time you held your shares for purposes of the contingent deferred sales charge holding period on the Class B or C Shares of Federated Asset Allocation Fund that you will receive.
  You will not incur a sales charge as a result of shares received in the Reorganization.

When will the Reorganization occur?

Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about November 18, 2011 ..

Will my current account options transfer over to my new account?

Yes, these servicing features will transfer automatically to your Federated Asset Allocation Fund account. However, if you participate in a systematic investment program you will receive a communication requesting that you confirm your continued participation in such a plan.

What should I do in connection with the Reorganization?

Please vote your shares today. If the Reorganization is approved, your shares will automatically be exchanged for Federated Asset Allocation Fund shares. Please do not attempt to make the Reorganization exchange into Federated Asset Allocation Fund yourself.

How do I vote?

There are several ways in which you can cast your vote:

  You may vote in person at the November 8, 2011 meeting, or by completing and returning the proxy card enclosed with this statement.
  You may vote by telephone or through the internet. Please refer to your ballot for the appropriate toll-free telephone number and web address.

If you:

1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote.

Whom do I call if I have questions about this Prospectus/Proxy Statement?

Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.

Thank you in advance for your vote and your continued support of the Federated Funds.

After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

1

FEDERATED BALANCED ALLOCATION FUND

A portfolio of Federated Managed Allocation Portfolios

4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 8, 2011

TO SHAREHOLDERS OF FEDERATED BALANCED ALLOCATION FUND:

A special meeting of shareholders of Federated Balanced Allocation Fund will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on November 8, 2011, for the following purposes:

(1)	To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Asset Allocation Fund would acquire all or substantially all of the assets of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, in exchange for Class A Shares, Class B Shares and Class C Shares of Federated Asset Allocation Fund. The Shares of Federated Asset Allocation Fund held by Federated Balanced Allocation Fund would then be distributed to Federated Balanced Allocation Fund's Shareholders, pro rata, in complete liquidation and termination of Federated Balanced Allocation Fund. As a result of the reorganization, shareholders of Federated Balanced Allocation Fund will receive Shares of the corresponding share class of Federated Asset Allocation Fund;

and

(2)	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed September 14, 2011, as the record date for determination of shareholders entitled to vote at the meeting.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

September 29, 2011

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

September 29, 2011

Acquisition of the assets of

FEDERATED BALANCED ALLOCATION FUND

a portfolio of Federated Managed Allocation Portfolios

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

By and in exchange for Class A Shares, Class B Shares, and Class C Shares of

FEDERATED ASSET ALLOCATION FUND
(formerly, Federated Stock and Bond Fund)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Federated Balanced Allocation Fund (FBAF), a portfolio of Federated Managed Allocation Portfolios (the “Trust”), with and into Federated Asset Allocation Fund (FAAF). Under the Plan, FBAF would transfer all of it assets to FAAF, in exchange for Class A Shares, Class B Shares and Class C Shares of FAAF. FAAF is expected to be the accounting survivor in the Reorganization. Class A Shares, Class B Shares and Class C Shares of FAAF will be distributed pro rata by FBAF to its shareholders in complete liquidation and termination of FBAF. As a result of the Reorganization, each shareholder holding Class A Shares, Class B Shares and Class C Shares of FBAF will become the shareholder of Class A Shares, Class B Shares and Class C Shares, respectively, of FAAF, having a total net asset value (NAV) equal to the total NAV of the shareholder's holdings in FBAF on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, FBAF and FAAF may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds”.

The Board of Trustees (the “Board”) of the Trust has determined that the Reorganization is in the best interests of FBAF, and that interests of the existing shareholders of FBAF will not be diluted as a result of the Reorganization. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary — Reasons for the Proposed Reorganization.”

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the ”Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary — Tax Consequences” and “Information about the Reorganization — Federal Income Tax Consequences” in this Prospectus/Proxy Statement.

The investment objective of FBAF is to provide capital appreciation. The investment objective of FAAF is to provide relative safety of capital with the possibility of long-term growth of capital and income; consideration is also given to current income. For a comparison of the investment objectives, policies limitations and risks of FBAF with those of FAAF, see the section entitled “Summary — Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for FAAF, dated January 31, 2011, which is incorporated herein by reference. The Statement of Additional Information dated September 29, 2011, relating to this Prospectus/Proxy Statement, contains additional information and has been filed by FAAF with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. In addition each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):

1. Statement of Additional Information for FAAF dated January 31, 2011 (File Nos. 2-10415 and 811-1);

2. Annual Report for FBAF dated November 30, 2010 (File Nos. 33-51247 and 811-7129);

3. Annual Report for FAAF dated November 30, 2010 (File Nos. 2-10415 and 811-1);

4. Semi-Annual Report for FBAF dated May 31, 2011 (File Nos. 33-51247 and 811-7129);

5. Semi-Annual Report for FAAF dated May 31, 2011 File Nos. 2-10415 and 811-1).

1

Copies of these materials and other information about FBAF and FAAF may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202)551-8090. Reports and other information about FBAF and FAAF are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 8, 2011: This Prospectus/Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/ PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

2

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectus of FAAF accompanies this Prospectus/Proxy Statement.

If the proposal is approved, under the Plan, FBAF will transfer substantially all of its assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to FAAF, and which are not expected to be material in amount) to FAAF in exchange for Class A Shares, Class B Shares and Class C Shares (as applicable) of FAAF. FBAF will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization. FAAF is expected to be the accounting survivor of the Reorganization. FAAF's Class A Shares, Class B Shares and Class C Shares (as applicable) will be distributed pro rata by FBAF to its respective shareholders in complete liquidation and dissolution/termination of FBAF. As a result of the Reorganization, each shareholder of FBAF's Class A Shares, Class B Shares and Class C Shares will become the shareholder of Class A Shares, Class B Shares and Class C Shares, respectively, of FAAF having a total NAV equal to the total NAV of the shareholder's holdings in FBAF on the date of the Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

FBAF's investment objective is to provide capital appreciation. Somewhat similarly, FAAF's investment objective is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

FBAF was designed to provide investors with an equal allocation to four Federated Funds (Federated InterContinental Fund, Federated Capital Appreciation Fund, Federated Kaufmann Fund and Federated Intermediate Corporate Bond Fund) within a single fund. The Reorganization was recommended to the Board because in the opinion of Federated Global Investment Management Corp. (the “Adviser”), FBAF has not grown to a viable asset size and the Adviser is unwilling to continue to voluntarily waive or reimburse certain fees and operating expenses after January 31, 2012, such that FBAF would operate at or near its stated gross expense ratios. FBAF's stated gross expenses are higher than the net and stated gross expense levels of FAAF. As of June 30, 2011, FAAF had $286,505,243 in assets — significantly more than FBAF's $57,616,365.

Given the asset levels of FAAF in comparison to FBAF, the stability of FAAF's net asset level, and the expected termination of fee waivers which would result in a significant increase in net expenses for FBAF, the Adviser believes that the proposed Reorganization will result in FBAF's shareholders receiving shares in a fund that: (i) is more viable; (ii) has somewhat similar objectives and strategies to FBAF; and (iii) has a performance record that is generally competitive with that of FBAF over the long term.

In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act, in considering the proposed Reorganization, the Board took into account a number of factors, including:

  While the total net expenses of FAAF are currently slightly higher than those of FBAF, the Adviser and its affiliates have indicated that they intend to eliminate or substantially reduce the voluntary waivers on FBAF such that, after January 31, 2012, FBAF's shares would be operated at or near their stated gross expense ratios which are considerably higher than FAAF's stated gross and net expense ratios;
  FAAF has a larger asset base than FBAF and appeals to a broader distribution, giving it greater viability;
  Despite the trailing performance of FAAF for certain periods, the Adviser believes FAAF's performance is generally competitive with that of FBAF, and there is no anticipated decline in services to FBAF shareholders as a result of the Reorganization. The range and quality of the services that FBAF shareholders will receive as shareholders of FAAF will be comparable to the range and quality of services that they currently receive (note that the Funds are managed by the same Adviser);
  With respect to Reorganization-related expenses:
  FBAF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $38,000;
  FBAF will pay brokerage expenses related to repositioning FBAF's portfolio prior to the Reorganization (to better align the Funds' portfolios), estimated at $17,000; and
  The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees).

  The effect on the net asset value of FBAF as a result of the payment of the direct proxy expenses and brokerage expenses would be approximately $0.0083 per share (before taking into account the impact of waivers). Given FBAF's large waiver positions and the fact that FBAF is being operated at its applicable voluntary expense caps, Federated will likely indirectly pay the expenses that FBAF is being asked to pay (except for brokerage and other transaction related expenses associated with the purchase of portfolio securities by FBAF prior to the Reorganization); and
  There will be no dilution to shareholders in the transaction, because each FBAF shareholder will become the owner of shares of FAAF having a total net asset value equal to the total net asset value of his or her holdings in FBAF on the date of the Reorganization.

In sum, FBAF shareholders will be receiving shares in a competitive, more viable fund with share class expense ratios ultimately below what the expense ratios of FBAF's share classes would be after the Adviser and its affiliates eliminate or substantially reduce the current voluntary waivers of FBAF share classes after January 31, 2012. FBAF shareholders also will be receiving shares of FAAF in a Reorganization transaction that is intended to be tax-free and therefore will experience a more preferable tax result as compared to a liquidation of FBAF.

Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor FBAF and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of direct proxy expenses to FBAF is reasonable and appropriate, and will not result in unfair dilution or FBAF bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).

The Board of the Trust, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), has determined that participation in the Reorganization is in the best interests of FBAF and that the interests of the existing shareholders of FBAF will not be diluted as a result of the Reorganization. Therefore the Board has approved, and is recommending that FBAF shareholders approve, the Reorganization of FBAF into FAAF.

TAX CONSEQUENCES

As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by FBAF's shareholders. The aggregate tax basis of the shares of FAAF received by the FBAF shareholders will be the same as the aggregate tax basis of their shares in FBAF. Prior to the Reorganization FBAF will distribute to shareholders any previously undistributed ordinary income and net capital gains (after reduction by any available capital loss carryover) accumulated prior to the Reorganization. Any such distributions will be taxable to FBAF shareholders. For further discussion, see “Information About the Reorganization — Federal Income Tax Consequences.

Distributions and the Treatment of Capital Loss Carryforwards and Realized Losses

As noted above, shareholders generally will not incur capital gains or losses on the exchange of shares of FBAF for shares of FAAF as a result of the Reorganization. However, shareholders will incur capital gains or losses if they sell their shares of FBAF before the Reorganization becomes effective or sell/exchange their shares of FAAF after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.

For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by FBAF immediately before the Closing Date. These distributions may include capital gains realized on dispositions of portfolio securities in connection with the Reorganization. Prior to the Reorganization being consummated, the Adviser may sell securities from the portfolio of FBAF to better align the portfolios of FBAF and FAAF. It is anticipated that FBAF will dispose of a substantial portion or substantially all of its securities prior to the Reorganization in order to better align its portfolio with FAAF. This may cause FBAF to deviate from its stated investment objective and strategies. As of the Closing Date, if such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of FBAF, result in FBAF having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. Brokerage costs incurred in connection with the Reorganization and the repositioning of FBAF's portfolio are expected to be minimal. Assuming that all of FBAF's securities are sold, the estimated brokerage costs of FBAF would be immaterial since they are holdings in Underlying Funds (as defined herein). FAAF will not incur any brokerage costs because it will not need to purchase securities with the assets received from FBAF.

As of their last fiscal year ends for which audited financial statements are available, FBAF had capital loss carryforwards of $6.4 million as of November 30, 2010, and FAAF had capital loss carryforwards of $20 million as of November 30, 2010. Capital loss carryforwards will reduce a Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted under the Code and, thus, will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve a Fund of any liability for federal income tax. As of June 30, 2011, FBAF also had estimated year-to-date unrealized gains of $7 million and $436,000 in realized losses. In comparison, as of June 30, 2011, FAAF had estimated year-to-date unrealized gains of $21.8 million and $25.5 million in realized gains.

The utilization of any capital loss carryforwards and realized losses of the Funds generated prior to the Reorganization may be subject to limitations under the Code, including limitations that may be imposed as a result of the Reorganization. While any limitations cannot be determined until the date on which the Reorganization is consummated, assuming the Reorganization occurred on June 30, 2011, the Adviser would not anticipate any permanent limitations on the use of these losses (other than the fact that these losses are subject to expiration in the future in accordance with the provisions of the Code). To the extent that FBAF would be in a net capital gain position or have undistributed ordinary income prior to the Reorganization, final capital gain and ordinary income distributions will be made to shareholders of FBAF.

Shareholders of FBAF should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

THE BOARD OF TRUSTEES OF FBAF UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks of the Funds. Following the Reorganization, FBAF will follow the investment objective, limitations, policies and risks of FAAF. The investment objectives, policies and risks of the Funds are somewhat similar. The differences in the Funds' investment limitations are also discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.

INVESTMENT OBJECTIVES, POLICIES

FBAF

The investment objective of FBAF is to provide capital appreciation.

FBAF pursues its investment objective by investing, under normal market conditions, in a combination of the following Federated mutual funds (referred to herein collectively as the “Underlying Fund(s)” and individually as an “Underlying Fund”):

  Federated Kaufmann Fund
  Federated Capital Appreciation Fund
  Federated InterContinental Fund
  Federated Intermediate Corporate Bond Fund

The Underlying Funds will, in turn, invest in U.S. and foreign equity or fixed-income securities, depending upon the nature of each Underlying Fund's investment strategy. The Underlying Funds may invest in derivative contracts to implement their investment strategy. The strategies of the Underlying Funds are listed below. FBAF will endeavor to maintain a proportionate allocation (i.e., approximately 25% allocation to each Underlying Fund) among the Underlying Funds except to the extent FBAF maintains a cash position (e.g., in order to meet shareholder redemptions).

Federated Kaufmann Fund

Federated Kaufmann Fund seeks to provide capital appreciation by investing primarily in the common stocks of small and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market. Up to 30% of the fund's net assets may be invested in foreign securities. When deciding which securities to buy, the adviser considers: the growth prospects of existing products and new product development; the economic outlook of the industry; the price of the security and its estimated fundamental value; and relevant market, economic and political environments. The adviser uses a bottom-up approach to portfolio management. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. This hands-on approach means that in addition to sophisticated computer analysis, the adviser may conduct in-depth meetings with management, industry analysts and consultants. Through this interaction with companies, the adviser seeks to develop a thorough knowledge of the dynamics of the businesses in which the fund invests. The fund may also invest in fixed-income securities, exchange-traded funds, American Depositary Receipts (ADRs) and use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.

Federated Capital Appreciation Fund

Federated Capital Appreciation Fund seeks capital appreciation by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued. In its stock selection process, the adviser uses fundamental and valuation analysis. The adviser evaluates a company's fundamentals and attempts to project long-term future earnings growth rates. In addition, the adviser employs valuation analysis as a framework for evaluating how the stock could be valued. The fund may also invest in common stocks of foreign issuers (including American Depositary Receipts (ADRs)), and may also invest in convertible securities and preferred stocks of these domestic and foreign companies. The fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.

Federated InterContinental Fund

Federated InterContinental Fund seeks long-term capital appreciation primarily through investing in equity securities of foreign companies. In selecting securities, the fund's investment adviser focuses first on country selection seeking to identify countries whose stock markets appear attractively valued relative to other countries, have better growth prospects, have attractive macroeconomic forces working in their favor and evidence other factors which the adviser has identified as being correlated with market outperformance. Once a country's stock market has been selected for investment, the adviser uses bottom up stock picking and optimization models to select a group of stocks which give broad exposure to the targeted market. The models' stock selection criteria includes among other things, growth indicators, valuation indicators and corporate quality indicators. The fund may also invest in derivative or hybrid contracts such as futures, options and swaps, as well as exchange-traded funds (ETFs) to implement its investment strategy.

Federated Intermediate Corporate Bond Fund

Federated Intermediate Corporate Bond Fund seeks to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities consisting primarily of corporate debt securities, U.S. government mortgage-backed securities, and U.S. Treasury and agency securities. The fund maintains, under normal market conditions, a dollar-weighted average portfolio duration of between three and seven years. Further, the dollar-weighted average portfolio maturity of the fund will normally be between three and ten years. Within the fund's three to seven-year portfolio duration range, the adviser may seek to change the fund's interest rate volatility exposure, by lengthening or shortening duration from time to time based on its interest rate outlook. In addition to managing the fund's portfolio duration, the adviser seeks to enhance the fund's current income by selecting securities, within the fund's credit-quality range, that the adviser expects will offer the best relative value. In other words, in selecting securities, the adviser assesses whether the fund will be adequately compensated for assuming the risks (such as credit risk) of a particular security by comparing the security to other securities without those risks. The adviser attempts to manage the fund's credit risk by selecting corporate debt securities that make default in the payment of principal and interest less likely. The adviser uses corporate earnings analysis to determine which business sectors and credit ratings are most advantageous for investment by the fund. In selecting individual corporate fixed-income securities, the adviser analyzes a company's business, competitive position, and financial condition to assess whether the security's credit risk is commensurate with its potential return. The fund may also invest in derivative contracts to implement its investment strategies.

FAAF

The investment objective of FAAF is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

During normal market conditions, FAAF will invest between 20% and 80% of its assets in equity securities and between 20% and 80% of its assets in fixed-income securities. FAAF's asset mix will change based upon the Adviser's view of economic and market conditions.

With regard to the portion of FAAF allocated to equity securities, the Adviser may allocate relatively more of the Fund's assets, based upon its view of economic and market conditions, to securities with exposure to a particular sector, country or region, to securities chosen using a particular style of investing (e.g., growth or value) or to securities with a particular market capitalization (e.g., small, medium or large).

When selecting individual securities (whether foreign or domestic) in which to invest, FAAF focuses primarily on securities of companies that collectively provide the Adviser with the country, sector, style and size exposures it is targeting. In addition, the Adviser considers other security-specific factors that it expects to generate relatively better performance within the stock portfolio. Such factors include valuation, profitability, growth expectations, market sentiment and price behavior.

The fixed-income asset classes in which FAAF may invest include domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. FAAF may also invest in noninvestment-grade, fixed-income securities, non-U.S. dollar and emerging market, fixed-income securities when the adviser considers the risk/return prospects of those sectors to be attractive. FAAF may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.

FAAF may invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. FAAF may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association.

FAAF may also invest in instruments, such as exchange-traded funds (ETFs) whose performance is determined by the price of an underlying commodity or commodity index. FAAF may also invest in ETFs, hybrid instruments, real estate investment trusts (REITs), derivative contracts and other investment companies in any manner consistent with its investment strategy. Lastly, FAAF may sell a security short in an effort to profit from a decline in the price of the security. FAAF's short exposure will not exceed 10% of FAAF's assets. Short exposure obtained through investments in derivative and/or hybrid instruments will be included in this limitation. Short exposures to foreign currencies held to offset underlying long exposures to foreign currency denominated assets (i.e., foreign currency hedges), or short positions used to adjust the duration of the fixed-income portion of FAAF, are not included in this 10% limitation.

Both FAAF and FBAF may use derivative contracts and/or hybrid instruments to implement elements of their respective investment strategies. For example, each Fund may use derivative contracts and/or hybrid instruments to increase or decrease each Fund's portfolio exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, each Fund may use derivative contracts in an attempt to:

  Increase or decrease the effective duration of the Fund portfolio;
  Obtain premiums from sale of derivative contracts;
  Realize gains from trading a derivative contract; or
  Hedge against potential losses.

FAAF may also use derivative contracts in an attempt to seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies, and interest rates. (Volatility is a measure of the frequency and level changes in the value of an asset or instrument without regard to the direction of such changes.)

There can be no assurance that either Fund's use of derivative contracts or hybrid instruments will work as intended.

COMPARISON OF RISKS

Because each Fund has somewhat similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. FBAF is exposed to these risks through its investment in the Underlying Funds.

The following summarizes some of the more significant risk factors relating to both Funds.

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Investment Style Risks. The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Fund's style of investing, the Fund's Share price may lag that of other funds using a different investment style.

  Risks Related to Company Size. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on fixed-income securities with longer duration. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
  Credit Risks. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Call Risks. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
  Liquidity Risks. The equity and fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Derivative contracts and hybrid instruments may also involve other risks such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Leverage Risks. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Currency Risks. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its return as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
  Risks of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, the prices of such securities may be significantly more volatile than prices of securities in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

FBAF is also subject to the following risks (to a greater extent than FAAF) due to its investments in the Underlying Funds:

  Medium Sized Company Risks. An Underlying Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.

  Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline in a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
  Risks Associated with Complex CMOs. An Underlying Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Custodial Services and Related Investment Costs Risks. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of an Underlying Fund to make intended securities purchases due to settlement problems could cause an Underlying Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against the loss of its assets.

FAAF is also subject to the following risks to a greater extent than FBAF:

  Risks Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater credit and liquidity risks than investment-grade securities.
  Risks Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
  Risks of Investing in Commodities. Because the Fund may invest in investments or exchange-traded funds whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks including regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.
  Short Selling Risks. The Fund may enter into short sales which expose the Fund to the risks of short selling. Short sales involve borrowing a security from a lender which is then sold in the open market at a future date. The security is then repurchased by the Fund and returned to the lender. Short selling allows an investor to profit from declines in the prices of securities. Short selling a security involves the risk that the security sold short will appreciate in value at the time of repurchase therefore creating a loss for the Fund. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's board without shareholder approval.

With certain exceptions as noted below, the investment limitations of the Funds are generally similar. Nonetheless, there are differences in the limitations regarding investing in commodities, concentration of investments and underwriting. Additionally, FBAF has non-fundamental policies regarding pledging assets and investing in securities of other investment companies while FAAF has a non-fundamental policy regarding acquiring securities.

The following chart compares the fundamental and non-fundamental limitations of FBAF and FAAF.

FBAF	FAAF
Diversification (Fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash; cash item; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if the Fund would own more than 10% of the outstanding voting securities of that issuer.	Diversification (Fundamental) Same

FBAF	FAAF
Borrowing Money (Fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).	Borrowing Money and Issuing Senior Securities (Fundamental) Same
Investing in Real Estate (Fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate (Fundamental) Same
Investing in Commodities (Fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities (Fundamental) The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Underwriting (Fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting (Fundamental) The Fund will not engage in underwriting or agency distribution of securities issued by others.
Lending Cash or Securities (Fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending Cash or Securities (Fundamental)
The Fund will not lend any assets except portfolio securities. The purchase of corporate or government bonds, debentures, notes or other evidences of indebtedness shall not be considered a loan for purposes of this limitation.
Concentration of Investments (Fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.	Concentration of Investments (Fundamental)
The Fund will not invest more than 25% of the value of its total assets in securities of companies in any one issuer. However, with respect to foreign government securities, the Fund reserves the right to invest up to 25% of its total assets in fixed-income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments.
Investing in Illiquid Securities (Non-Fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's assets.	Illiquid Securities (Non-Fundamental) Same
Pledging Assets (Non-Fundamental)
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	FAAF does not have a similar investment limitation.
Buying on Margin (Non-Fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Purchases on Margin (Non-Fundamental) Same
Acquiring Securities (Non-Fundamental) FBAF does not have a similar investment limitation.	Acquiring Securities (Non-Fundamental) The Fund will not invest in securities of a company for the purpose of exercising control or management.
Investing in Securities of other Investment Companies (Non-Fundamental)
The Fund may invest in securities of other investment companies pursuant to exemptive relief granted by the SEC. As a shareholder of an investment company, the Fund will indirectly bear investment management fees and other expenses that the Fund pays. This could cause the Fund's performance to be lower than if it were to invest directly in the securities owned by the underlying investment companies.	Investing in Securities of other Investment Companies (Non-Fundamental) FAAF does not have a similar investment limitation.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The procedures for purchasing, redeeming and exchanging shares of FBAF are substantially similar to those for purchasing, redeeming and exchanging shares of FAAF. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.

COMPARATIVE FEE TABLES

Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.

You will not pay any sales charges in connection with the Reorganization. Holders of FBAF's Class B and Class C Shares will receive credit for the amount of time that they have held their FBAF Class B and Class C Shares toward the CDSC holding period when such shareholders receive Class B and Class C Shares of FAAF in the Reorganization. See the section entitled “Procedures for Purchasing, Redeeming and Exchanging Shares” for further information regarding the front-end sales charges and CDSCs that may be payable with respect to the Class A Shares, Class B Shares and Class C Shares (as applicable) of the Funds.

Set forth in the tables below is information regarding the fees and expenses incurred by each class of shares of FAAF and each corresponding class of shares of FBAF, and the anticipated pro forma fees for the corresponding class of FAAF after giving effect to the Reorganization. It is anticipated that FAAF will be the accounting survivor after the Reorganization.

Federated Balanced Allocation Fund Class A Shares -
Federated Asset Allocation Fund Class a Shares

Fees and Expenses

This table describes (1) the actual fees and expenses for the Class A Shares of FBAF as of its semi-annual period ended May 31, 2011; (2) the actual fees and expenses for the Class A Shares of FAAF as of its semi-annual period ended May 31, 2011; and (3) the pro forma fees and expenses of the Class A Shares of FAAF on a combined basis after giving effect to the Reorganization.

Shareholder Fees (fees paid directly from your investment)	FBAF Class A	FAAF Class A	FAAF Class A Proforma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	0.66%	0.67%
Distribution (12b-1) Fee	0.05%	None	None
Other Expenses	1.22%	0.71%	0.65%
Acquired Fund Fees and Expenses	1.14%	0.19%	0.19%
Total Annual Fund Operating Expenses	2.41%	1.56%	1.51%
Fee Waivers and/or Expense Reimbursements	1.00%[1]	0.12%[2]	0.07%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.41%	1.44%	1.44%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Class A Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.27% (the “Fee Limit”) through the later of (the “Termination Date”): January 31, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board.

2	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and Dividends and Expenses Related to Short Sales) paid by the Fund's Class A Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.25% (the “Fee Limit”) through the later of (the “Termination Date”): May 31, 2012 or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees. If this Reorganization is approved, the Termination date will be extended to the later of (a) September 30, 2012 or (b) the date of the Fund's next effective Prospectus.

Example

This Example is intended to help you compare the cost of investing in the indicated Fund's Class A Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
FBAF Class A Shares:
Expenses assuming redemption	$781	$1,260	$1,765	$3,145
Expenses assuming no redemption	$781	$1,260	$1,765	$3,145
FAAF Class A Shares:
Expenses assuming redemption	$700	$1,016	$1,353	$2,304
Expenses assuming no redemption	$700	$1,016	$1,353	$2,304
FAAF Class A Shares Pro Forma Combined:
Expenses assuming redemption	$695	$1,001	$1,328	$2,252
Expenses assuming no redemption	$695	$1,001	$1,328	$2,252

Federated Balanced Allocation Fund Class B Shares -
Federated Asset Allocation Fund Class B Shares

Fees and Expenses

This table describes (1) the actual fees and expenses for the Class B Shares of FBAF as of its semi-annual period ended May 31, 2011; (2) the actual fees and expenses for the Class B Shares of FAAF as of its semi- annual period ended May 31, 2011; and (3) the pro forma fees and expenses of the Class B Shares of FAAF on a combined basis after giving effect to the Reorganization.

Shareholder Fees (fees paid directly from your investment)	FBAF Class B	FAAF Class B	FAAF Class B Proforma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	5.50%	5.50%	5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	0.66%	0.67%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	1.22%	0.77%	0.68%
Acquired Fund Fees and Expenses	1.14%	0.19%	0.19%
Total Annual Fund Operating Expenses	3.11%	2.37%	2.29%
Fee Waivers and/or Expense Reimbursements	0.95%[1]	0.13%[2]	0.05%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.16%	2.24%	2.24%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Class B Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.02% (the “Fee Limit”) through the later of (the “Termination Date”): January 31, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board.
2	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and Dividends and Expenses Related to Short Sales) paid by the Fund's Class B Shares (after the voluntary waivers and/or reimbursements) will not exceed 2.05% (the “Fee Limit”) through the later of (the “Termination Date”): January 31, 2012 or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees. If this Reorganization is approved, the Termination Date will be extended to the later of (a) September 30, 2012 or (b) the date of the Fund's next effective Prospectus.

Example

This Example is intended to help you compare the cost of investing in the indicated Funds Class B Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
FBAF Class B Shares:
Expenses assuming redemption	$864	$1,360	$1,830	$3,259
Expenses assuming no redemption	$314	$960	$1,630	$3,259
FAAF Class B Shares:
Expenses assuming redemption	$790	$1,139	$1,465	$2,505
Expenses assuming no redemption	$240	$739	$1,265	$2,505
FAAF Class B Shares Pro Forma Combined:
Expenses assuming redemption	$782	$1,115	$1,425	$2,430
Expenses assuming no redemption	$232	$715	$1,225	$2,430

Federated Balanced Allocation Fund Class C Shares -
Federated Asset Allocation Fund Class C Shares

This table describes (1) the actual fees and expenses for the Class C Shares of FBAF as of its semi-annual period ended May 31, 2011; (2) the actual fees and expenses for the Class C Shares of FAAF as of its semi-annual period ended May 31, 2011; and (3) the pro forma fees and expenses of the Class C Shares of FAAF on a combined basis after giving effect to the Reorganization.

Shareholder Fees (fees paid directly from your investment)	FBAF Class C	FAAF Class C	FAAF Class C Proforma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	None	0.66%	0.67%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	1.22%	0.72%	0.66%
Acquired Fund Fees and Expenses	1.14%	0.19%	0.19%
Total Annual Fund Operating Expenses	3.11%	2.32%	2.27%
Fee Waivers and/or Expense Reimbursements	0.95%[1]	0.08%[2]	0.03%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.16%	2.24%	2.24%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.02% (the “Fee Limit”) through the later of (the “Termination Date”): January 31, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board.
2	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and Dividends and Expenses Related to Short Sales) paid by the Fund's Class C Shares (after the voluntary waivers and/or reimbursements) will not exceed 2.05% (the “Fee Limit”) through the later of (the “Termination Date”): January 31, 2012 or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees. If this Reorganization is approved, the Termination Date will be extended to the later of (a) September 30, 2012 or (b) the date of the Fund's next effective Prospectus. .

Example

This Example is intended to help you compare the cost of investing in the indicated Funds Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds' Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
FBAF Class C Shares:
Expenses assuming redemption	$414	$960	$1,630	$3,420
Expenses assuming no redemption	$314	$960	$1,630	$3,420
FAAF Class C Shares:
Expenses assuming redemption	$335	$724	$1,240	$2,656
Expenses assuming no redemption	$235	$724	$1,240	$2,656
FAAF Class C Shares Pro Forma Combined:
Expenses assuming redemption	$330	$709	$1,215	$2,605
Expenses assuming no redemption	$230	$709	$1,215	$2,605

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund's performance. During the most recent fiscal year, FAAF's portfolio turnover rate was 184% and FBAF's portfolio turnover rate was 9% of the average value of each Fund's respective portfolio.

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION

The performance information shown below will help you analyze FBAF's and FAAF's investment risks in light of their historical returns. The bar charts compare the potential risks and rewards of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's performance on a calendar year-to-year basis.

The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how the Funds' average annual total returns for one year, five years and ten years (or start of performance if shorter) compare to the returns of a broad-based securities market index. The average annual total returns are reduced to reflect applicable sales charges. In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The tables also show returns for the applicable Fund's broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.

Federated Balanced Allocation Fund  –  Class A Shares, Class B Shares and Class C Shares

Risk/Return Bar Chart

FBAF commenced operations on December 23, 2005 and offers three classes of shares, Class A Shaares, Class B Shares and Class C Shares. The bar chart and performance table below reflect historical performance data for FBAF and are intended to help you analyze FBAF's investment risks in light of its historical returns. The bar chart shows the variability of FBAF's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. FBAF 's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for FBAF is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. It these charges or fees had been included, the returns shown would have been lower.

Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 14.44% (quarter ended June 30, 2009). Its lowest quarterly return was (15.99)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for FBAF's Class A Shares to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for Class A Shares, and after-tax returns for Class B Shares and Class C Shares will differ from those for Class A Shares. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2010)

	1 Year	5 Years	Since Inception (12/23/2005)
Class A Shares:
Return Before Taxes	7.70%	1.44%	1.43%
Return After Taxes on Distributions	7.16%	0.34%	0.34%
Return After Taxes on Distributions and Sale of Fund Shares	5.00%	0.99%	0.98%
Class B Shares:
Return Before Taxes	7.74%	1.57%	1.72%
Class C Shares:
Return Before Taxes	12.01%	1.89%	1.88%
Barclays Capital U.S. Intermediate Credit Index[1] (reflects no deduction for fees, expenses or taxes)	7.76%	6.03%	6.00%
Standard & Poor's 500 Index[2] (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.95%

1	Barclays Capital U.S. Intermediate Credit Index is an unmanaged index that consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years, a minimum amount outstanding of $250 million, and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments).

2	Standard and Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Federated Asset Allocation Fund  –  Class A Shares, Class B Shares and Class C Shares

Risk/Return Bar Chart

The performance information (Bar Chart and Average Annual Total Return Table) shown below for periods prior to September 5, 2008, reflects historical performance data for Federated Stock and Bond Fund, Inc. (the “Predecessor Fund”) prior to its reorganization into Federated Asset Allocation Fund (formerly, Federated Stock and Bond Fund) as of the close of business on September 5, 2008. The Fund is the successor to the Predecessor Fund pursuant to the reorganization. Prior to the date of the reorganization, the Fund did not have any investment operations. The bar chart and performance table below reflect historical performance data for FAAF and are intended to help you analyze FAAF's investment risks in light of its historical returns. The bar chart shows the variability of the FAAF's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the FAAF is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 11.60% (quarter ended June 30, 2009). Its lowest quarterly return was (12.06)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on the Fund returns. After-tax returns are shown only for the Class A Shares, and after-tax returns for Class B Shares and Class C Shares will differ from those shown for Class A Shares. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(FOR THE PERIOD ENDED DECEMBER 31, 2010)

	1 Year	5 Years	10 Years
Class A Shares:
Return Before Taxes	4.82%	3.63%	3.31%
Return After Taxes on Distributions	4.75%	2.38%	2.37%
Return After Taxes on Distributions and Sale of Fund Shares	3.13%	2.68%	2.48%
Class B Shares:
Return Before Taxes	4.59%	3.64%	3.25%
Class C Shares:
Return Before Taxes	9.13%	3.99%	3.11%

	1 Year	5 Years	10 Years
Standard & Poor's 500 Index[1] (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Barclays Capital Aggregate Bond Index[2] (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%
Blended Index[3] (reflects no deduction for fees, expenses or taxes)	12.44%	4.21%	4.07%
Lipper Balanced Funds Average[4]	11.82%	3.41%	3.21%
1	The Standard & Poor's 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2	The Barclays Capital Aggregate Bond Index is an unmanaged index composed of securities from the Barclay's Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.
3	The Blended Index is a custom blended index comprised of 50% of the return of the Russell 3000 Index, 10% of the return of the MSCI All Country World ex US Index and 40% of the return of the Barclays Capital U.S. Universal Index.
4	The Lipper Balanced Funds Average represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges.

Financial Highlights

The Financial Highlights for FBAF and FAAF are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Funds' audited financial statements, is included in their annual report.

INVESTMENT ADVISERS

The investment adviser for the Funds is Federated Global Investment Management Corp. (“Adviser”). The Board selects and oversees the Adviser. The Adviser manages the Funds' assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser of FAAF has delegated daily management of some FAAF assets to the Sub-Adviser, Federated Investment Management Company, who is paid by the Adviser and not by FAAF, based on the portion of securities the Sub-adviser manages. The Sub-Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779

The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 134 equity, fixed-income and money market mutual funds, as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S/offshore funds), which totaled approximately $349.4 billion in assets as of June 30, 2011. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,327 employees. Federated provides investment products to approximately 4,900 investment professionals and institutions.

The Adviser advises approximately 20 equity mutual funds (including sub-advised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds), which totaled approximately $9.6 billion in assets as of June 30, 2011.

The Sub-Adviser advises approximately 117 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $252.7 billion in assets as of June 30, 2011.

Portfolio Management Information

FBAF

Philip J. Orlando

Philip J. Orlando, CFA, has been the Portfolio Manager responsible for the asset allocation of FBAF since August 2007. Mr. Orlando joined Federated in March 2003 as a Senior Portfolio Manager and a Senior Vice President of the Adviser. Currently, Mr. Orlando is the Chief Equity Market Strategist of the Fund's Adviser. Mr. Orlando served as both Chief Investment Officer and a Senior Equity Portfolio Manager at Value Line Asset Management from November 1995 to March 2003. Mr. Orlando holds the Chartered Financial Analyst designation and attended New York University, from which he received his M.B.A. with a concentration in Economics and his BA in Journalism.

FAAF

Philip J. Orlando

Philip J. Orlando has received the Chartered Financial Analyst designation and has been a Portfolio Manager of FAAF since August 2007, responsible for the asset allocation of FAAF and for the equity security selection of FAAF. Mr. Orlando joined Federated in March 2003 as a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser. Currently, Mr. Orlando is the Chief Equity Market Strategist of FAAF's Adviser. From November 1995 to March 2003, Mr. Orlando was the Chief Investment Officer and Senior Equity Portfolio Manager at Value Line Asset Management. Mr. Orlando earned his B.A. in Journalism and M.B.A. with a concentration in Economics from New York University.

Timothy H. Goodger

Timothy H. Goodger has been a Portfolio Manager of FAAF since August 2007, responsible for the asset allocation of FAAF and for the equity security selection of FAAF. Mr. Goodger joined Federated in July 2005 as a Quantitative Analyst. He became an Assistant Vice President of the Fund's Adviser in January 2007 and a Vice President in March 2009. From September 2003 to July 2005, Mr. Goodger was a Research Associate for the U.S. Equity Strategy Team at Lehman Brothers. Mr. Goodger earned his B.A. in Economics from the University of California at Davis, his M.A. in International Studies from the University of Washington and his Ph.D. in Economics from the University of North Carolina at Chapel Hill.

Joseph M. Balestrino

Joseph M. Balestrino has been FAAF's Portfolio Manager for the fixed-income sector since October 1994. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Sub-Adviser, Federated Investment Management Company, since 1998. He was a Portfolio Manager and a Vice President of the Sub-Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Sub-Adviser from 1993 to 1995. Mr. Balestrino has received the Chartered Financial Analyst designation and a Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Christopher J. Smith

Christopher J. Smith has been FAAF's Portfolio Manager for the fixed-income sector since November 2001. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Sub-Adviser, Federated Investment Management Company, since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith has received the Chartered Financial Analyst designation. He received his M.A. in Economics and Finance from the University of Kentucky.

Additional Portfolio Manager Information

Each Fund's SAI provides information about the Fund's Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

FBAF and FAAF pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary  —  Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

FAAF's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.55% of FAAF's average daily net assets plus 4.5% of FAAF's gross income. The Adviser may voluntarily waive a portion of its fee or reimburse FAAF for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement. Gross income includes, in general, discounts earned on U.S. Treasury bills and agency discount notes, interest earned on all interest-bearing obligations and dividend income recorded on the ex-dividend date, but does not include capital gains or losses or reduction for expenses.

In comparison, the Adviser does not receive an annual investment advisory fee for FBAF because the Fund currently invests in a static allocation of Underlying Funds. A discussion of the Board's review of each Fund's investment advisory contract is available in the Fund's shareholder reports as they are produced.

Administrative Fees

Federated Administrative Services (FAS), an affiliate of the Adviser, serves as administrator to both FBAF and FAAF and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS' minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may voluntarily choose to waive a portion of its fee.

Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

Service Fees

Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of the FBAF's Class A Shares, Class B Shares and Class C Shares and of the FAAF's Class A Shares, Class B Shares and Class C Shares to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.

Rule 12b-1 Fees

Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the Adviser, is the principal distributor for shares of both Funds. Each Fund has adopted a Rule 12b-1 Plan which allows payment of marketing fees of up to 0.05% (for Class A Shares of FBAF), and 0.75% (for Class B Shares and Class C Shares of both Funds) of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. When FSC receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. FBAF's Class A Shares have no present intention of paying or accruing a Rule 12b-1 Fee during the fiscal year ending November 30, 2011.

In addition, in connection with the sale of Class B Shares and Class C Shares of both Funds, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 Fees and contingent deferred sales loads for the Class B Shares and Class C Shares of both Funds. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

Account Administration Fees

Each Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to each Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees

Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund's shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Front End Sales Charge Reallowances (Class A Shares)

The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary's customer purchases Class A Shares of FBAF and FAAF, the financial intermediary may receive a Dealer Reallowance as follows:

Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary's customer purchases Class A Shares of FBAF and FAAF, the financial intermediary may receive an advance commission as follows:

Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

The Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.

Class B Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%
Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

Additional Payments to Financial Intermediaries

FSC may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to the shareholders of FBAF and FAAF. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of a Fund's Prospectus (or the comparative fee tables included in the section entitled “Summary — Comparative Fee Tables” in this Prospectus/Proxy Statement) described above because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of a Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of FBAF's shares are the same as those applicable to the purchase, redemption and exchange of FAAF's shares. Reference is made to the Prospectuses of FBAF and FAAF, both dated January 31, 2011, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of FBAF's shares and FAAF's shares, respectively. Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.

Purchases

Shares of a Fund may be purchased any day the New York Stock Exchange (NYSE) is open. When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days when shares of the Fund cannot be purchased or redeemed. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

Purchases of shares of each Fund may be made through a financial intermediary, directly from the Fund by wire and by check, or through an exchange from the same share class of another Federated fund (you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations). Each Fund reserves the right to reject any request to purchase or exchange shares. If a Fund offers more than one share class and the class choice is not specified on the new account form or form of payment (e.g., Federal reserve wire or check), investors automatically receive Class A Shares.

Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member. Also once you have opened your account, classes of FAAF can purchase shares by using the Systematic Investment Program (SIP). FAAF shareholders may also purchase shares by automatic investment and direct deposit. Each Fund reserves the right to reject any request to purchase or exchange shares.

Purchasers of each Fund's Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund's prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge, or CDSC, of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

There is no front-end sales charge upon purchase of Class B Shares; however, upon redemption, holders of each Fund's Class B Shares may incur a CDSC of up to 5.50% on Class B Shares redeemed within 7 years of the purchase date.

There is no front-end sales charge upon purchase of Class C Shares; however, upon redemption, holders of each Fund's Class C Shares may incur a CDSC of 1% on Class C Shares redeemed within 12 months of the purchase date.

The CDSC on Class A Shares, Class B Shares and Class C Shares is calculated using the share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund's Class B Shares and Class C Shares may be reduced or eliminated in certain circumstances, which are identical for each Fund, described in the prospectus for each Fund.

The required minimum investment amounts in each Fund for Class A Shares, Class B Shares and Class C Shares are $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) is $250 and $100, respectively. There is no minimum initial or subsequent amount required for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 or in the case of IRAs, $250. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

Redemptions and Exchanges

Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.

Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program (SWP) on Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions;
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.); and
  for all Class B Share accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined each Fund's Prospectus.

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling 1-800-341-7400.

Other Share Class Offered by FAAF

FAAF also offers Institutional Shares and Class R Shares in addition to Class A Shares, Class B Shares and Class C Shares. All share classes have different sales charges and other expenses which affect their performance. A shareholder in FAAF's Class A Shares may convert their Shares into Institutional Shares if the shareholder meets the Institutional Shares' eligibility criteria and investment minimum. Such conversion of classes should not result in a realization event for tax purposes. For information on whether or not you are eligible to purchase Institutional Shares, please request an Institutional Shares Prospectus for FAAF by calling 1-800-341-7400. To request a Statement of Additional Information, please call 1-800-341-7400.

Distributions

FAAF distributes any net ordinary income quarterly to its shareholders, while FBAF distributes its net ordinary income annually. FBAF declares and pays any dividends annually to shareholders. Distributions are paid to all shareholders invested in the respective Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to receive the distribution.

In addition, the Funds distribute any net capital gains at least annually, and may make special distributions of ordinary income and capital gains as may be necessary to meet applicable regulatory requirements. Ordinary income and capital gain distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Distributions may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

Tax Information

It is anticipated that each Fund's distributions will be primarily ordinary income and capital gains. Each Fund's distributions are taxable to you whether paid in cash or reinvested, and are taxable at different rates depending on the source of the income, and with regard to capital gains, the length of time that the Fund held the sold assets.

Frequent Trading

Frequent or short-term trading into and out of each Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.

Each Fund's board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies

Each Fund's Statement of Additional Information (SAI) contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after November 18, 2011. On the Closing Date, all of the assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to FAAF, and which are not expected to be material) of FBAF will be transferred to FAAF. In exchange for the transfer of these assets, FAAF will simultaneously issue to FBAF a number of full and fractional Class A Shares, Class B Shares and Class C Shares of FAAF equal in value to the aggregate NAV of the Class A Shares, Class B Shares and Class C Shares, respectively, of FBAF calculated as of 4:00 p.m. on the Closing Date.

The value of FBAF's assets to be acquired by FAAF shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in FAAF's Declaration of Trust and its current Prospectuses and SAI, or such other valuation procedures as FBAF and FAAF shall mutually agree. There are no material differences between the valuation procedures of FBAF and FAAF. Consequently, it is not anticipated that the use of FAAF's valuation procedures will result in a material revaluation of FBAF's assets at the time of the Reorganization. Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund's fair valuation procedures described in the Funds' Prospectuses and SAI.

FBAF will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Class A Shares, Class B Shares and Class C Shares of FAAF, FBAF will distribute Class A Shares, Class B Shares and Class C Shares of FAAF pro rata to FBAF shareholders of record of Class A Shares, Class B Shares and Class C Shares, respectively, in complete liquidation of FBAF. Shareholders of FBAF owning shares on the Closing Date of the Reorganization will receive that number of Class A Shares, Class B Shares and Class C Shares of FAAF which have the same aggregate value as the shareholder had in FBAF immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of FBAF's shareholders on the share records of FAAF's transfer agent. FAAF does not issue share certificates to shareholders. Following the consummation of the Reorganization, FBAF will then be dissolved.

The transfer of shareholder accounts from FBAF to FAAF will occur automatically. It is not necessary for FBAF shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by FBAF's shareholders; and (ii) the receipt by the Trust and FAAF of an opinion to the effect that the Reorganization will be tax-free to FBAF, its shareholders and FAAF. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the boards determine that the Reorganization is not in the best interest of the shareholders of FBAF or FAAF, respectively.

Background and Board Considerations Relating to the Reorganization

In determining to recommend that participation in the Reorganization is in the best interests of FBAF and its shareholders, and in approving the Plan, the Board considered a number of factors, including the following:

  While the total net expenses of FAAF are currently slightly higher than those of FBAF, the Adviser and its affiliates have indicated that they intend to eliminate or substantially reduce the voluntary waivers on FBAF such that, after January 31, 2012, FBAF's shares would be operated at or near their stated gross expense ratios which are considerably higher than FAAF's stated gross and net expense ratios;
  FAAF has a larger asset base than FBAF and appeals to a broader distribution, giving it greater viability;
  Despite the trailing performance of FAAF for certain periods, the Adviser believes FAAF's performance is generally competitive with that of FBAF, and there is no anticipated decline in services to FBAF shareholders as a result of the Reorganization. The range and quality of the services that FBAF shareholders will receive as shareholders of FAAF will be comparable to the range and quality of services that they currently receive (note that the Funds are managed by the same Adviser);

  With respect to Reorganization-related expenses:
  FBAF will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $38,000;
  FBAF will pay brokerage expenses related to repositioning FBAF's portfolio prior to the Reorganization (to better align the Funds' portfolios), estimated at $17,000; and
  The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees).
  The effect on the net asset value of FBAF as a result of the payment of the direct proxy expenses and brokerage expenses would be approximately $0.0083 per share (before taking into account the impact of waivers). Given FBAF's large waiver positions and the fact that FBAF is being operated at its applicable voluntary expense caps, Federated will likely indirectly pay the expenses that FBAF is being asked to pay; and
  There will be no dilution to shareholders in the transaction, because each FBAF shareholder will become the owner of shares of FAAF having a total net asset value equal to the total net asset value of his or her holdings in FBAF on the date of the Reorganization.

Based upon all the foregoing considerations, the Board concluded that the Reorganization is in the best interests of FBAF and its shareholders. The Board, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(9) of the 1940 Act), have reviewed and unanimously approved the Plan. The Board recommends that FBAF shareholders approve the Plan.

Cost of the Reorganization

FBAF and FAAF will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Plan and as summarized below. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by each Fund; proxy solicitation costs; and other related administrative or operational costs. FBAF will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses) estimated to be approximately $38,000. FAAF will pay registration fees on an as incurred basis. The Adviser will pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization. Any brokerage charges associated with the purchase of portfolio securities by FBAF prior to the Reorganization will be borne by the FBAF in an amount of up to approximately $17,000. Given the large waiver positions of FBAF, and the fact that FBAF is being operated at its applicable voluntary expense caps, it is anticipated that the Adviser or its affiliates will indirectly pay the expenses that FBAF is being asked to bear (except for brokerage and other transaction related expenses associated with the purchase of portfolio securities by FBAF prior to the Reorganization).

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.

DESCRIPTION OF FAAF'S SHARE CLASSES AND CAPITALIZATION

The Class A Shares, Class B Shares and Class C Shares of FAAF to be issued to the shareholders of FBAF's Class A Shares, Class B Shares and Class C Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of FAAF provided herewith for additional information about Class A Shares, Class B Shares and Class C Shares of FAAF.

The following table sets forth the unaudited capitalization of FBAF's Class A Shares, Class B Shares and Class C Shares and FAAF's Class A Shares, Class B Shares and Class C Shares as of May 31, 2011, and on a pro forma combined basis after giving effect to the Reorganization as of that date:

Fund	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share

Balanced Allocation- Class A Shares	$28,272,499	3,203,804	$8.82
Reorganization costs[2]	$(8,145)
Share Adjustment		(1,680,940)

Asset Allocation- Class A Shares	$146,055,334	7,871,380	$18.56

Asset Allocation, Pro Forma Combined- Class A Shares	$174,319,688	9,394,244	$18.56

Balanced Allocation- Class B Shares	$21,366,689	2,431,098	$8.79
Reorganization costs[2]	$(6,156)
Share Adjustment		(1,267,670)

Asset Allocation- Class B Shares	$15,176,632	826,799	$18.36

Asset Allocation, Pro Forma Combined- Class B Shares	$36,537,165	1,990,227	$18.36

Balanced Allocation- Class C Shares	$9,367,994	1,067,580	$8.77
Reorganization costs[2]	$(2,699)
Share Adjustment		(555,525)

Asset Allocation- Class C Shares	$44,910,549	2,455,958	$18.29

Asset Allocation, Pro Forma Combined- Class C Shares	$54,275,844	2,968,013	$18.29
1	Does not reflect additional $82,323,629 in assets of FAAF represented by other share classes.
2	Adjustment to reflect estimated brokerage commissions related to the anticipated disposition of portfolio securities by Balanced Allocation Fund, and acquisition of replacement securities prior to the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

  the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and FBAF and FAAF each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
  no gain or loss will be recognized by FAAF upon its receipt of FBAF's assets in exchange for Class A Shares, Class B Shares and Class C Shares of FAAF;
  no gain or loss will be recognized by FBAF upon transfer of its assets to FAAF solely in exchange for the Class A Shares, Class B Shares and Class C Shares of FAAF or upon the distribution of FAAF Class A Shares, Class B Shares and Class C Shares to FBAF's shareholders in exchange for their FBAF Class A Shares, Class B Shares and Class C Shares;
  no gain or loss will be recognized by shareholders of FBAF upon exchange of their FBAF Class A Shares, Class B Shares and Class C Shares for FAAF Class A Shares, Class B Shares and Class C Shares ;
  the tax basis of the assets of FBAF in the hands of FAAF will be the same as the tax basis of such assets to FBAF immediately prior to the Reorganization;
  the aggregate tax basis of FAAF Class A Shares, Class B Shares and Class C Shares received by each shareholder of FBAF pursuant to the Reorganization will be the same as the aggregate tax basis of the Class A Shares, Class B Shares and Class C Shares of FBAF held by such shareholder immediately prior to the Reorganization;

  the holding period of FAAF's Class A Shares, Class B Shares and Class C Shares (as applicable) received by each shareholder of FBAF will include the period during which FBAF's Class A Shares, Class B Shares and Class C Shares (as applicable) exchanged therefore were held by such shareholder, provided the Class A Shares, Class B Shares and Class C Shares (as applicable) of FBAF were held as capital assets on the date of the Reorganization;
  the tax basis of each of FBAF's assets acquired by FAAF will be the same as the tax basis of such assets to FBAF immediately prior to the Reorganization; and
  the holding period of the assets of FBAF in the hands of FAAF will include the period during which those assets were held by FBAF.

The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on FBAF, FAAF or any shareholder of FBAF with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of FBAF would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FBAF shares and the fair market value of FAAF shares received in exchange therefore.

FBAF may dispose of a material portion of its portfolio securities prior to the Reorganization (which may result in the realization of capital gains). Before the Reorganization, FBAF will distribute any ordinary income and net capital gains to shareholders (after reduction by any available capital loss carry forward) through the closing of the Reorganization. Such distributions will be taxable to shareholders.

It is anticipated that any unused capital loss carryovers of FBAF and the FAAF which are generated prior to the Reorganization will remain available to FAAF following the Reorganization, subject to any applicable limitations under the Code (including limitations that may be imposed as a result of the Reorganization).

See the discussion entitled “Summary — Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of FBAF should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the forgoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. FBAF is a portfolio of Federated Managed Allocation Portfolios, which was established under the laws of the Commonwealth of Massachusetts. FAAF was established under the laws of the Commonwealth of Massachusetts. Both Funds are governed by their respective Declarations of Trust, Bylaws and Boards, in addition to applicable state and federal law. The rights of shareholders of FAAF and FBAF are set forth in their respective Declaration of Trust and Bylaws. Set forth below is a brief summary of the significant rights of shareholders of FAAF and shareholders of FBAF.

CATEGORY	SHAREHOLDER RIGHTS FAAF	SHAREHOLDER RIGHTS FBAF
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights (other than the automatic conversion of Class B into Class A Shares as provided in the prospectuses of FAAF and FBAF)	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the prospectuses of FAAF and FBAF)	None	Same

CATEGORY	SHAREHOLDER RIGHTS FAAF	SHAREHOLDER RIGHTS FBAF
Minimum Account Size	Class A Shares $1,500 Class B Shares $1,500 Class C Shares $1,500 As provided in the Fund's Prospectus	Same
Annual Meeting	Not required	Not required
Right to Call Shareholder Meetings	Special meetings of the shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and must be called by the Trustees upon the written request of shareholders owning a least one-tenth of the outstanding shares entitled to vote at the meeting.	Same
Notice of Meeting	Notice must be given by the Secretary of the Trust at least 15 days before the meeting.	Same
Record Date for Meetings	A period not exceeding ninety (90) days preceding the date of any meeting of shareholders of the Trust or any Fund or Class.	Same
Quorum for Meetings	Except as otherwise provided by law, the presence in person or by proxy of the holders of (a) one-half of the Shares of the Trust on all matters requiring a Majority Shareholder Vote, as defined in the Investment Company Act of 1940, or (b) one-third of the Shares of the Trust on all other matters permitted by law, in each case, entitled to vote without regard to Class shall constitute a quorum at any meeting of the Shareholders, except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.	Except as otherwise provided by law, there must be present, in person or by proxy, holders of more than one-half of the total number of outstanding Shares of all Series or Classes entitled to vote.
Vote Required for Election of Trustees	Unless otherwise required by the 1940 Act or other applicable law, or unless the Trustees determine otherwise, a Trustee shall be elected by the Trustees and shareholder shall have no right to elect Trustees. Where the 1940 Act requires a shareholder vote for the election of Trustees, a plurality of the votes cast is required to elect a Trustee.	Same
Adjournment of Meetings	In the absence of a quorum, a plurality of the Shares present and entitled to vote may adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such a matter is present.	Same
Removal of Trustees by Shareholders	A trustee may be removed from office at any special meeting of shareholders by a vote of two-thirds of the outstanding shares	Same
Personal Liability of Officers and Trustees	The Trust will indemnify Trustees and others of the Trust against liabilities and expenses that are incurred by virtue of having been a Trustee or Officer. However, Trustees and officers of the Trust will be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.	Same

CATEGORY	SHAREHOLDER RIGHTS FAAF	SHAREHOLDER RIGHTS FBAF
Personal Liability of Shareholders	The Trustees, officers, employees or agents of the Trust shall have no power to bind any shareholder of any Fund or Class personally or to call upon such shareholder for the payment of any sum of money or assessment whatsoever, other than such as the shareholder may at any time agree to pay by way of subscription for any shares or otherwise.
	No shareholder or former shareholder of any Fund or Class shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Fund or Class arising out of any action taken or omitted for or on behalf of the Trust or such Fund or Class, and the Trust or such Fund or Class shall be solely liable therefore and resort shall be had solely to the property of the relevant Fund or Class of the Trust for the payment or performance thereof.	Same
Right of Inspection	The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of the Fund shall be open to the inspection of the shareholders of the Fund; and no shareholder shall have any right of inspecting any account of book or document of the Trust except that, to the extent such account or book or document relates to the Fund in which he is a Shareholder or the Trust generally, such Shareholder have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the relevant Fund.	Same
Number of Authorized Shares; Par Value	Unlimited; No Par Value	Same

INFORMATION ABOUT FBAF AND FAAF

WHERE TO FIND ADDITIONAL INFORMATION

Information about FBAF is included in its Prospectuses and SAI dated January 31, 2011, each of which is incorporated herein by reference. Information about FAAF is included in its Prospectuses and its SAI dated January 31, 2011, each of which is incorporated herein by reference. A copy of the Prospectus for FAAF accompanies this Prospectus/Proxy Statement. Copies of the SAI of FAAF, the Prospectus and SAI of FBAF and the SAI dated September 29, 2011, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of FBAF and FAAF are also available electronically at Federated's website at www.FederatedInvestors.com.

The Trust, on behalf of FBAF, and FAAF, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Trust, on behalf of FBAF, and filed by FAAF, can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board of the Trust, on behalf of FBAF. The proxies will be voted at the special meeting of shareholders of FBAF to be held at 10:00 a.m. (Eastern time) on November 8, 2011, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders, and the form of proxy are available online at the website listed on your proxy card(s).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FBAF or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Adviser or its affiliates, or, if necessary, the communications firm Broadridge, retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of Trustees knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 29, 2011, to shareholders of record at the close of business on September 14, 2011 (the “Record Date”).

FBAF's Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2010, was previously mailed to shareholders of FBAF. FAAF's Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2010, was previously mailed to shareholders of FAAF. FBAF and FAAF will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Class A Share, Class B Share and Class C Share of FBAF, is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of FAAF are not being solicited since their approval is not required in order to effect the Reorganization.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

In order to hold the Special Meeting, a “quorum” of shareholders of FBAF must be present. Holders of one-half of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of (A) more than 50% of the outstanding voting securities of FBAF; or (B) 67% or more of the voting securities of FBAF present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy;

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the special meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

As of September 14, 2011, FBAF had the following numbers of outstanding shares of beneficial interest:

Name of Fund	Share Class	Outstanding Shares
Federated Balanced Allocation Fund	Class A Shares	3,034,772
Federated Balanced Allocation Fund	Class B Shares	2,304,643
Federated Balanced Allocation Fund	Class C Shares	1,020,126

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of FBAF management, as of September 14, 2011, the following entities held beneficially or of record more than 5% of FBAF's outstanding share classes.

Title of Class	Name and Address	Shares	Percentage of Class
Federated Balanced Allocation Fund - Class A Shares	Edward Jones & Co. 201 Progress Street Maryland Heights, MO 63043	513,509	16.92%
Federated Balanced Allocation Fund - Class A Shares	Merrill Lynch Peirce Fenner & Smith 4800 Deer Lake Drive Jacksonville, FL 32246	165,127	5.44%
Federated Balanced Allocation Fund - Class A Shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	472,275	15.56%
Federated Balanced Allocation Fund - Class A Shares	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	210,330	6.93%
Federated Balanced Allocation Fund - Class B Shares	Edward Jones & Co. 201 Progress Street Maryland Heights, MO 63043	161,205	6.99%
Federated Balanced Allocation Fund - Class B Shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	568,321	24.66%
Federated Balanced Allocation Fund - Class B Shares	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	203,040	8.81%
Federated Balanced Allocation Fund - Class C Shares	Merrill Lynch Peirce Fenner & Smith 4800 Deer Lake Drive Jacksonville, FL 32246	86,070	8.44%

Title of Class	Name and Address	Shares	Percentage of Class
Federated Balanced Allocation Fund - Class C Shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	185,816	18.21%
Federated Balanced Allocation Fund - Class C Shares	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	149,473	14.65%
Federated Balanced Allocation Fund - Class C Shares	RBC Capital Markets 510 Marquette Avenue Minneapolis, MN 55402	124,498	12.20%
Federated Balanced Allocation Fund - Class C Shares	Raymond James Omnibus 880 Carillon Parkway St. Petersburg, FL 33716	64,008	6.27&

Officers and Directors of FBAF own less than 1% of each class of FBAF's outstanding shares.

To the knowledge of FAAF's management, as of September 14, 2011, the following entities held beneficially or of record more than 5% of FAAF's outstanding share classes.

Title of Class	Name and Address	Shares	Percentage of Class
Federated Asset Allocation Fund - Class A Shares	Edward Jones & Co. 201 Progress Street Maryland Heights, MO 63043	1,110,428	11.85%
Federated Asset Allocation Fund - Class A Shares	EMJAY Corp. 8515 E. Orchard Rd. Greenwood Village, CO 80111	641,836	6.85%
Federated Asset Allocation Fund - Class A Shares	Paycheck Securities Corp. 1175 Johns Street W. Henrietta, NY 14586	1,065,190	11.37%
Federated Asset Allocation Fund - Class B Shares	Edward Jones & Co. 201 Progress Street Maryland Heights, MO 63043	129,990	16.49%
Federated Asset Allocation Fund - Class B Shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	158,602	20.11%
Federated Asset Allocation Fund - Class B Shares	Merrill Lynch Peirce Fenner & Smith 4800 Deer Lake Drive Jacksonville, FL 32246	71,386	9.05%
Federated Asset Allocation Fund - Class B Shares	First Clearing, LLC 2801 Market Street St. Louis, MO 63103	72,544	9.20%
Federated Asset Allocation Fund - Class C Shares	As of September 14, 2011, there were no shareholders who owned of record, beneficially, or both, 5% or more of outstanding Class C Shares	None	None

Officers and Directors of FAAF own approximately 1% of FAAF.

Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.

INTERESTS OF CERTAIN PERSONS

The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of the Trusts.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

All shareholder communication should be directed to the Corporation's Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of FBAF.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

September 29, 2011

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, by and between Federated Asset Allocation Fund, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquiring Fund”), and Federated Managed Allocation Portfolios, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquired Fund Registrant”), with respect to its series Federated Balanced Allocation Fund (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Class A Shares, Class B Shares and Class C Shares, the “Acquired Fund Shares”) in exchange solely for shares (Class A Shares, Class B Shares and Class C Shares, respectively), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); and (ii) the distribution of the Acquiring Fund Shares (Class A Shares, Class B Shares and Class C Shares) to the holders of the outstanding shares of the Acquired Fund (Class A Shares, Class B Shares and Class C Shares, respectively), in exchange for all outstanding Acquired Fund Shares and in liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a separate series of the Acquired Fund Registrant, the Acquiring Fund and Acquired Fund Registrant are each open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Acquired Fund Registrant have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Acquiring Fund have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares determined by multiplying (a) the shares outstanding of each class of the Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the corresponding class of Acquiring Fund Shares in exchange for their Acquired Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, to the extent that they do not have continuing value to the Acquiring Fund.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

A-1

1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution and termination.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8 TERMINATION. The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

1.10 OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, an Acquired Fund Class A Shareholder will initially acquire the Acquiring Fund Class A Shares pursuant to the terms of this Agreement at net asset value, but subsequent purchases of such Acquiring Fund Class A Shares will be subject to any sales loads (including any front-end sales load) applicable to purchases of such Acquiring Fund Class A Shares.

In connection with the Reorganization, given that the Acquiring Fund Class B and Class C Shares to be received by Acquired Fund Class B and Class C Shareholders as part of the Reorganization are subject to a redemption/exchange fee, an Acquired Fund Shareholder will receive credit for any eligible period of time that the Acquired Fund Class B and Class C Shareholder held his/her Acquired Fund Class B and Class C Shares for purposes of determining the holding period necessary to avoid imposition of the redemption/exchange fee applicable to the Acquiring Fund Shares received by the Acquired Fund Class B and Class C Shareholder as part of the Reorganization.

Any privileges granted to any Acquired Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Acquired Fund Shareholder opened on the books and records of the Acquiring Fund as part of the Reorganization, and not to any existing account with the Acquiring Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of an Acquired Fund Shareholder with the Acquiring Fund or any other fund within the Federated Family of Funds.

A-2

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Trustees (“Boards”) of the Acquiring Fund and Acquired Fund Registrant).

2.2 VALUATION OF SHARES. The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).

2.3 SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about November 18, 2011, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund Registrant or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.

A-3

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund Registrant, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

a)	The Acquired Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
b)	The Acquired Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquired Fund Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund's shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquired Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Acquired Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.
e)	The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).
f)	Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Acquired Fund as of November 30, 2010, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
h)	The unaudited financial statements of the Acquired Fund as of May 31, 2011, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
i)	Since the date of the financial statements referred to in sub-paragraph (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

A-4

j)	As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund's knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k)	The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund's Board and committees of the Acquired Fund's Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.
l)	The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
m)	All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
n)	All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.
o)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.
p)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
q)	The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
r)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund Registrant with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
s)	The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the closing date.
t)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

A-5

u)	The Acquired Fund, and the Acquired Fund Registrant with respect to the Acquired Fund, has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, or the Acquired Fund Registrant with respect to the Acquired Fund, that would question the right, power or capacity of (a) the Acquired Fund to conduct its business as conducted now or at any time in the past, or (b) the Acquired Fund Registrant's ability to enter into this Agreement on behalf of the Acquired Fund or the Acquired Fund's ability to consummate the transactions contemplated by this Agreement.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund Registrant, on behalf of the Acquired Fund, as follows:

a)	The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
b)	The Acquiring Fund is registered as an open-end management investment company under the 1940 Act, the Acquiring Fund's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund's shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Acquiring Fund's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
e)	Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The audited financial statements of the Acquiring Fund as of November 30, 2010, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

A-6

g)	The unaudited financial statements of the Acquiring Fund as of May 31, 2011, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.
h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
i)	All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
j)	All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.
k)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
l)	Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.
m)	The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
n)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
o)	The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
p)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Fund, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, for itself and on behalf of the Acquiring Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
q)	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

A-7

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Acquired Fund Registrant will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund Registrant's Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Acquiring Fund will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

A-8

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Acquiring Fund's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund Registrant.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund Registrant's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)	The transfer of all or substantially all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

A-9

c)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.
d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.
e)	The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefore were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Acquired Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Acquiring Fund will pay registration fees and any applicable transfer taxes on an as incurred basis. Federated Global Investment Management Corp. or its affiliates will pay all remaining direct and indirect expenses associated with the Acquired Fund's and Acquiring Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Acquired Fund Registrant, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the Acquiring Fund or Acquired Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or the Acquired Fund Registrant, or their respective Trustees or officers.

A-10

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquired Fund Registrant, on behalf of the Acquired Fund, and the Acquiring Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund or Acquired Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of the Acquiring Fund and Acquired Fund Registrant, as applicable. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Fund and Acquired Fund Registrant, as applicable, on behalf of the Funds and signed by authorized officers of the Acquiring Fund and Acquired Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust of the Acquiring Fund and Acquired Fund Registrant, as applicable.

A-11

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED ASSET ALLOCATION FUND

By:

Name: John W. McGonigle

Title: Secretary

FEDERATED MANAGED ALLOCATION PORTFOLIOS

on behalf of its portfolio,
Federated Balanced Allocation Fund

By:

Name: John W. McGonigle

Title: Secretary

A-12

Financial Highlights – FBAF-Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2011	Year Ended November 30,				Period Ended 11/30/2006[1]
		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.12	$7.49	$6.04	$10.71	$10.90	$10.00
Income From Investment Operations:
Net investment income	0.09	0.14	0.17	0.10	0.13[2]	0.34[2]
Net realized and unrealized gain (loss) on investments	0.73	0.62	1.45	(3.35)	0.69	0.56
TOTAL FROM INVESTMENT OPERATIONS	0.82	0.76	1.62	(3.25)	0.82	0.90
Less Distributions:
Distributions from net investment income	(0.12)	(0.13)	(0.17)	(0.49)	(0.23)	—
Distributions from net realized gain on investments	—	—	—	(0.93)	(0.78)	—
TOTAL DISTRIBUTIONS	(0.12)	(0.13)	(0.17)	(1.42)	(1.01)	—
Net Asset Value, End of Period	$8.82	$8.12	$7.49	$6.04	$10.71	$10.90
Total Return[3]	10.18%	10.28%	27.52%	(34.90)%	8.15%	9.00%
Ratios to Average Net Assets:
Net expenses	0.27%[4]	0.27%	0.27%	0.27%	0.27%	0.27%[4]
Net investment income	2.08%[4]	1.78%	2.70%	1.33%	1.26%	3.59%[4]
Expense waiver/reimbursement[5]	0.95%[4]	1.10%	1.23%	1.16%	1.29%	2.75%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$28,272	$25,993	$23,848	$17,002	$19,755	$13,150
Portfolio turnover	6%	9%	23%	47%	2%	0%[6]
1	Reflects operations for the period from December 23, 2005 (date of initial investment) to November 30, 2006.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 1%.

B-1

Financial Highlights – FBAF-Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2011	Year Ended November 30,				Period Ended 11/30/2006[1]
		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.06	$7.45	$5.99	$10.64	$10.86	$10.00
Income From Investment Operations:
Net investment income	0.06	0.08	0.13	0.05	0.07[2]	0.24[2]
Net realized and unrealized gain (loss) on investments	0.73	0.61	1.44	(3.34)	0.67	0.62
TOTAL FROM INVESTMENT OPERATIONS	0.79	0.69	1.57	(3.29)	0.74	0.86
Less Distributions:
Distributions from net investment income	(0.06)	(0.08)	(0.11)	(0.43)	(0.18)	—
Distributions from net realized gain on investments	—	—	—	(0.93)	(0.78)	—
TOTAL DISTRIBUTIONS	(0.06)	(0.08)	(0.11)	(1.36)	(0.96)	—
Net Asset Value, End of Period	$8.79	$8.06	$7.45	$5.99	$10.64	$10.86
Total Return[3]	9.85%	9.37%	26.68%	(35.41)%	7.38%	8.60%
Ratios to Average Net Assets:
Net expenses	1.02%[4]	1.02%	1.02%	1.02%	1.02%	1.02%[4]
Net investment income	1.33%[4]	1.06%	1.94%	0.58%	0.64%	2.48%[4]
Expense waiver/reimbursement[5]	0.95%[4]	1.10%	1.23%	1.16%	1.30%	2.72%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$21,367	$20,090	$19,734	$14,525	$20,364	$12,434
Portfolio turnover	6%	9%	23%	47%	2%	0%[6]
1	Reflects operations for the period from December 23, 2005 (date of initial investment) to November 30, 2006.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 1%.

B-2

Financial Highlights – FBAF-Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2011	Year Ended November 30,				Period Ended 11/30/2006[1]
		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.05	$7.44	$5.98	$10.64	$10.86	$10.00
Income From Investment Operations:
Net investment income	0.06	0.08	0.13	0.06	0.10[2]	0.23[2]
Net realized and unrealized gain (loss) on investments	0.72	0.61	1.45	(3.36)	0.64	0.63
TOTAL FROM INVESTMENT OPERATIONS	0.78	0.69	1.58	(3.30)	0.74	0.86
Less Distributions:
Distributions from net investment income	(0.06)	(0.08)	(0.12)	(0.43)	(0.18)	—
Distributions from net realized gain on investments	—	—	—	(0.93)	(0.78)	—
TOTAL DISTRIBUTIONS	(0.06)	(0.08)	(0.12)	(1.36)	(0.96)	—
Net Asset Value, End of Period	$8.77	$8.05	$7.44	$5.98	$10.64	$10.86
Total Return[3]	9.78%	9.39%	26.87%	(35.46)%	7.37%	8.60%
Ratios to Average Net Assets:
Net expenses	1.02%[4]	1.02%	1.02%	1.02%	1.00%	1.02%[4]
Net investment income	1.30%[4]	1.03%	1.91%	0.61%	0.93%	2.45%[4]
Expense waiver/reimbursement[5]	0.95%[4]	1.10%	1.22%	1.16%	1.29%	2.80%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,368	$8,154	$7,460	$5,111	$7,254	$3,560
Portfolio turnover	6%	9%	23%	47%	2%	0%[6]
1	Reflects operations for the period from December 23, 2005 (date of initial investment) to November 30, 2006.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 1%.

B-3

Financial Highlights – FAAF-Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2011	Year Ended November 30,
		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.87	$15.65	$13.11	$19.99	$20.55	$18.95
Income From Investment Operations:
Net investment income	0.11[1]	0.19[1]	0.29	0.40	0.41	0.38
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	1.69	1.05	2.52	(4.91)	1.42	1.93
TOTAL FROM INVESTMENT OPERATIONS	1.80	1.24	2.81	(4.51)	1.83	2.31
Less Distributions:
Distributions from net investment income	(0.11)	(0.02)	(0.27)	(0.42)	(0.40)	(0.38)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(1.95)	(1.99)	(0.33)
TOTAL DISTRIBUTIONS	(0.11)	(0.02)	(0.27)	(2.37)	(2.39)	(0.71)
Net Asset Value, End of Period	$18.56	$16.87	$15.65	$13.11	$19.99	$20.55
Total Return[2]	10.69%	7.91%	21.84%	(25.39)%	9.88%	12.55%[3]
Ratios to Average Net Assets:
Net expenses	1.25%[4,5]	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.17%[5]
Net investment income	1.21%[4]	1.20%	2.00%	2.48%	2.07%	1.90%
Expense waiver/reimbursement[6]	0.12%[4]	0.21%	0.26%	0.19%	0.10%	0.12%
Supplemental Data:
Net assets, end of period (000 omitted)	$146,055	$135,002	$149,696	$125,373	$195,687	$198,289
Portfolio turnover	89%	184%	254%	190%	135%	106%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.01% on the total return for the year ended November 30, 2006.
4	Computed on an annualized basis.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.25%, 1.24%, 1.24%, 1.25%, 1.24% and 1.16% for the six months ended May 31, 2011 and for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

B-4

Financial Highlights – FAAF-Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2011	Year Ended November 30,
		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.69	$15.61	$13.09	$19.96	$20.52	$18.93
Income From Investment Operations:
Net investment income	0.04[1]	0.07[1]	0.15	0.26	0.25	0.20
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	1.67	1.03	2.55	(4.89)	1.43	1.94
TOTAL FROM INVESTMENT OPERATIONS	1.71	1.10	2.70	(4.63)	1.68	2.14
Less Distributions:
Distributions from net investment income	(0.04)	(0.02)	(0.18)	(0.29)	(0.25)	(0.22)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(1.95)	(1.99)	(0.33)
TOTAL DISTRIBUTIONS	(0.04)	(0.02)	(0.18)	(2.24)	(2.24)	(0.55)
Net Asset Value, End of Period	$18.36	$16.69	$15.61	$13.09	$19.96	$20.52
Total Return[2]	10.25%	7.03%	20.86%	(25.97)%	9.05%	11.59%
Ratios to Average Net Assets:
Net expenses	2.05%[3,4]	2.05%[4]	2.05%[4]	2.05%[4]	2.03%[4]	1.99%[4]
Net investment income	0.40%[3]	0.42%	1.23%	1.72%	1.31%	1.07%
Expense waiver/reimbursement[5]	0.13%[3]	0.21%	0.26%	0.17%	0.10%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,177	$14,541	$20,151	$21,637	$41,365	$50,182
Portfolio turnover	89%	184%	254%	190%	135%	106%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.05%, 2.04%, 2.04%, 2.05%, 2.03% and 1.98% for the six months ended May 31, 2011 and for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

B-5

Financial Highlights – FAAF-Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited) 5/31/2011	Year Ended November 30,
		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.62	$15.55	$13.04	$19.90	$20.47	$18.88
Income From Investment Operations:
Net investment income	0.04[1]	0.06[1]	0.18	0.26	0.26	0.22
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	1.67	1.03	2.51	(4.87)	1.42	1.94
TOTAL FROM INVESTMENT OPERATIONS	1.71	1.09	2.69	(4.61)	1.68	2.16
Less Distributions:
Distributions from net investment income	(0.04)	(0.02)	(0.18)	(0.30)	(0.26)	(0.24)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	—	(1.95)	(1.99)	(0.33)
TOTAL DISTRIBUTIONS	(0.04)	(0.02)	(0.18)	(2.25)	(2.25)	(0.57)
Net Asset Value, End of Period	$18.29	$16.62	$15.55	$13.04	$19.90	$20.47
Total Return[2]	10.32%	6.99%	20.86%	(25.98)%	9.05%	11.69%
Ratios to Average Net Assets:
Net expenses	2.01%[3,4]	2.05%[4]	2.05%[4]	2.05%[4]	2.00%[4]	1.95%[4]
Net investment income	0.43%[3]	0.40%	1.18%	1.66%	1.30%	1.11%
Expense waiver/reimbursement[5]	0.12%[3]	0.17%	0.21%	0.16%	0.10%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$44,911	$36,415	$28,278	$20,603	$26,572	$27,033
Portfolio turnover	89%	184%	254%	190%	135%	106%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.01%, 2.04%, 2.04%, 2.05%, 2.00% and 1.95% for the six months ended May 31, 2011 and for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

B-6

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Cusip 314212887
Cusip 314212879
Cusip 314212861

Q450894 (9/11)

Federated Securities Corp., Distributor

Federated is a registered trademark of Federated Investors, Inc.
2011  © Federated Investors, Inc.

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2011

ACQUISITION OF THE ASSETS OF

FEDERATED BALANCED ALLOCATION FUND

A portfolio of Federated Managed Allocation Portfolios

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED ASSET ALLOCATION FUND

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Statement of Additional Information dated September 29, 2011, is not a Prospectus. A Prospectus/Proxy Statement dated September 29, 2011, related to the above-referenced matter may be obtained from Federated Balanced Allocation Fund and/or Federated Asset Allocation Fund by writing or calling Federated Balanced Allocation Fund and/or Federated Asset Allocation Fund at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, dated January 31, 2011.
2.	Statement of Additional Information of Federated Asset Allocation Fund, dated January 31, 2011.
3.	Audited Financial Statements of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, dated November 30, 2010.
4.	Audited Financial Statements of Federated Asset Allocation Fund, dated November 30, 2010.
5.	Unaudited Financial Statements of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, dated May 31, 2011.
6.	Unaudited Financial Statements of Federated Asset Allocation Fund, dated May 31, 2011.
7.	Pro Forma Financial Information for the Acquisition of Federated Balanced Allocation Fund by Federated Asset Allocation Fund.

1

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, dated January 31, 2011, is incorporated by reference to Federated Managed Allocation Portfolios Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A (File Nos. 811-7129 and 33-51247), which was filed with the Securities and Exchange Commission (SEC) on or about January 31, 2011. A copy may be obtained from the Federated Managed Allocation Portfolios at 1-800-341-7400.

The Statement of Additional Information of Federated Asset Allocation Fund dated January 31, 2011, is incorporated by reference to Federated Asset Allocation Fund, Post-Effective Amendment No. 124 to its Registration Statement on Form N-1A (File Nos. 811-1 and 2-10415) which was filed with the Securities and Exchange Commission on or about January 31, 2011. A copy may be obtained from the Federated Asset Allocation Fund at 1-800-341-7400.

The audited financial statements of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, dated November 30, 2010, are incorporated by reference to the Annual Report to shareholders of Federated Balanced Allocation Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 27, 2011.

The audited financial statements of Federated Asset Allocation Fund, dated November 30, 2010, are incorporated by reference to the Annual Report to shareholders of Federated Asset Allocation Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 27, 2011.

The unaudited financial statements of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, dated May 31, 2011, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Balanced Allocation Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 25, 2011.

The unaudited financial statements of Federated Asset Allocation Fund, dated May 31, 2011, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Asset Allocation Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 25, 2011.

2

PRO FORMA FINANCIAL STATEMENTS FOR THE YEAR ENDED May 31, 2011 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Balanced Allocation Fund (Balanced Allocation) and Federated Asset Allocation Fund (Asset Allocation) (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended May 31, 2011. It is anticipated that Balanced Allocation will be reorganized into Asset Allocation (the “Acquiring Fund”) as of the close of business on or about November 18, 2011. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from June 1, 2010 to May 31, 2011. These statements have been derived from the books and records utilized in calculating daily net asset values at May 31, 2011.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Balanced Allocation for Class A Shares, Class B Shares and Class C Shares of Asset Allocation, respectively. Under generally accepted accounting principles, Asset Allocation will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

3

Balanced Allocation Fund
Asset Allocation Fund
Pro Forma Combining Portfolios of Investments

May 31, 2011 (unaudited)

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
				COMMON STOCKS – 30.2%
				Consumer Discretionary – 3.7%
0	2,600	2,600	[1]	Aeropostale, Inc.	0	49,140	49,140
0	5,900	5,900		Autoliv, Inc.	0	454,182	454,182
0	500	500	[1]	Autozone, Inc.	0	147,000	147,000
0	4,100	4,100	[1]	Bed Bath & Beyond, Inc.	0	220,949	220,949
0	8,800	8,800		Best Buy Co., Inc.	0	279,488	279,488
0	1,800	1,800	[1]	BorgWarner, Inc.	0	130,518	130,518
0	3,500	3,500		CBS Corp. - Class B	0	97,825	97,825
0	1,600	1,600		Coach, Inc.	0	101,856	101,856
0	15,200	15,200		Comcast Corp., Class A	0	383,648	383,648
0	57,000	57,000	[1]	DIRECTV - CLASS A	0	2,864,820	2,864,820
0	3,000	3,000	[1]	Dollar Tree, Inc.	0	191,220	191,220
0	12,947	12,947	[1]	Federal-Mogul Corp., Class A	0	299,853	299,853
0	3,600	3,600		Foot Locker, Inc.	0	89,784	89,784
0	35,700	35,700	[1]	Ford Motor Co.	0	532,644	532,644
0	42,600	42,600		Gannett Co., Inc.	0	607,476	607,476
0	72,800	72,800		International Game Technology	0	1,255,072	1,255,072
0	2,700	2,700	[1]	Liberty Media Holding Corp. - Capital, Series A	0	246,078	246,078
0	2,900	2,900		Macy’s, Inc.	0	83,752	83,752
0	4,800	4,800		McGraw-Hill Cos., Inc.	0	203,856	203,856
0	300	300	[1]	NetFlix, Inc.	0	81,240	81,240
0	2,700	2,700		Nike, Inc., Class B	0	228,015	228,015
0	5,600	5,600		PetSmart, Inc.	0	253,680	253,680
0	300	300		Polo Ralph Lauren Corp., Class A	0	38,031	38,031
0	5,300	5,300		Ross Stores, Inc.	0	434,388	434,388
0	13,100	13,100		TJX Cos., Inc.	0	694,562	694,562
0	7,400	7,400	[1]	TRW Automotive Holdings Corp.	0	420,838	420,838
0	1,000	1,000	[1]	Temper-Pedic International, Inc.	0	65,040	65,040
0	6,125	6,125		Time Warner Cable, Inc.	0	472,972	472,972
0	30,000	30,000		Time Warner, Inc.	0	1,092,900	1,092,900
0	1,300	1,300		Tractor Supply Co.	0	82,108	82,108
0	2,800	2,800		V.F. Corp.	0	279,076	279,076
0	400	400		Whirlpool Corp.	0	33,520	33,520
0	5,700	5,700		Wiley (John) & Sons, Inc., Class A	0	302,100	302,100
0	1,600	1,600		Williams-Sonoma, Inc.	0	62,640	62,640
				TOTAL	0	12,780,271	12,780,271
				Consumer Staples – 3.5%
0	41,000	41,000		Altria Group, Inc.	0	1,150,460	1,150,460
0	2,400	2,400		Brown-Forman Corp., Class B	0	173,952	173,952
0	37,300	37,300		CVS Corp.	0	1,443,137	1,443,137
4

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	9,100	9,100		Church and Dwight, Inc.	0	765,310	765,310
0	28,480	28,480	[1]	Coca-Cola Enterprises, Inc.	0	822,787	822,787
0	21,800	21,800	[1]	Constellation Brands, Inc., Class A	0	478,728	478,728
0	22,600	22,600		Corn Products International, Inc.	0	1,282,098	1,282,098
0	9,000	9,000		Dr. Pepper Snapple Group, Inc.	0	370,800	370,800
0	13,000	13,000		Herbalife Ltd.	0	731,640	731,640
0	7,500	7,500		Hormel Foods Corp.	0	219,975	219,975
0	5,500	5,500		PepsiCo, Inc.	0	391,160	391,160
0	28,600	28,600		Philip Morris International, Inc.	0	2,052,050	2,052,050
0	4,500	4,500		Procter & Gamble Co.	0	301,500	301,500
0	1,900	1,900		Reynolds American, Inc.	0	75,582	75,582
0	4,600	4,600	[1]	Smithfield Foods, Inc.	0	96,370	96,370
0	25,058	25,058		The Coca-Cola Co.	0	1,674,125	1,674,125
				TOTAL	0	12,029,674	12,029,674
				Energy – 3.3%
0	800	800		Anadarko Petroleum Corp.	0	63,616	63,616
0	15,900	15,900		Baker Hughes, Inc.	0	1,175,487	1,175,487
0	15,100	15,100		Chevron Corp.	0	1,584,141	1,584,141
0	2,000	2,000		Cimarex Energy Co.	0	191,860	191,860
0	32,071	32,071		ConocoPhillips	0	2,348,239	2,348,239
0	3,100	3,100		Devon Energy Corp.	0	260,617	260,617
0	17,400	17,400		Exxon Mobil Corp.	0	1,452,378	1,452,378
0	3,100	3,100		Halliburton Co.	0	155,465	155,465
0	5,200	5,200		Helmerich & Payne, Inc.	0	325,936	325,936
0	16,500	16,500	[1]	McDermott International, Inc.	0	350,130	350,130
0	8,000	8,000		Murphy Oil Corp.	0	551,120	551,120
0	27	27	[1]	NRG Energy, Inc.	0	668	668
0	9,300	9,300		Occidental Petroleum Corp.	0	1,003,005	1,003,005
0	1,200	1,200	[1]	Oceaneering International, Inc.	0	97,800	97,800
0	2,700	2,700	[1]	Oil States International, Inc.	0	213,435	213,435
0	21,700	21,700		Peabody Energy Corp.	0	1,331,512	1,331,512
0	6,608	6,608		QEP Resources, Inc.	0	287,448	287,448
0	100	100		Schlumberger Ltd.	0	8,572	8,572
0	2,900	2,900		Sunoco, Inc.	0	117,421	117,421
0	4,400	4,400		Valero Energy Corp.	0	121,000	121,000
				TOTAL	0	11,639,850	11,639,850
				Financials – 4.5%
0	1,200	1,200		Aflac, Inc.	0	57,348	57,348
0	1,900	1,900		Alexandria Real Estate Equities, Inc.	0	156,826	156,826
0	4,637	4,637		Allied World Assurance Co. Holding, Ltd.	0	281,095	281,095
0	1,900	1,900		American Financial Group, Inc., Ohio	0	67,564	67,564
0	4,100	4,100	[1]	American International Group, Inc.	0	116,850	116,850
0	7,600	7,600		Ameriprise Financial, Inc.	0	465,348	465,348
0	1,600	1,600		Avalonbay Communities, Inc.	0	212,912	212,912
5

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	10,111	10,111	[1]	Berkshire Hathaway, Inc. - Class B	0	799,477	799,477
0	2,900	2,900		Boston Properties, Inc.	0	314,215	314,215
0	25,100	25,100		Capital One Financial Corp.	0	1,363,934	1,363,934
0	11,800	11,800		Chubb Corp.	0	773,962	773,962
0	10	10	[1]	Citigroup, Inc.	0	412	412
0	16,700	16,700		Commerce Bancshares, Inc.	0	714,426	714,426
0	3,300	3,300		Digital Realty Trust, Inc.	0	205,821	205,821
0	2,200	2,200		Hartford Financial Services Group, Inc.	0	58,630	58,630
0	15,000	15,000		Host Hotels & Resorts, Inc.	0	263,700	263,700
0	33,276	33,276		JPMorgan Chase & Co.	0	1,438,854	1,438,854
0	37,400	37,400		KeyCorp	0	316,778	316,778
0	5,500	5,500		Legg Mason, Inc.	0	186,120	186,120
0	6,000	6,000		Lincoln National Corp.	0	176,100	176,100
0	3,700	3,700		M & T Bank Corp.	0	326,710	326,710
0	4,100	4,100		Marsh & McLennan Cos., Inc.	0	125,747	125,747
0	11,500	11,500		PNC Financial Services Group	0	717,830	717,830
0	4,500	4,500		Plum Creek Timber Co., Inc.	0	182,340	182,340
0	3,900	3,900		Principal Financial Group	0	121,953	121,953
0	9,800	9,800		Progressive Corp., Ohio	0	212,170	212,170
0	10,400	10,400		Prologis Trust	0	172,224	172,224
0	20,100	20,100		Protective Life Corp.	0	485,214	485,214
0	4,900	4,900		Prudential Financial	0	312,522	312,522
0	32,800	32,800		Regions Financial Corp.	0	231,568	231,568
0	10,719	10,719		Reinsurance Group of America, Inc.	0	680,978	680,978
0	2,400	2,400		Simon Property Group, Inc.	0	283,344	283,344
0	2,700	2,700		Taubman Centers, Inc.	0	163,539	163,539
0	31,400	31,400		The Travelers Cos, Inc.	0	1,949,312	1,949,312
0	9,800	9,800		Torchmark Corp.	0	649,740	649,740
0	8,900	8,900		Waddell & Reed Financial, Inc., Class A	0	343,540	343,540
0	24,100	24,100		Wells Fargo & Co.	0	683,717	683,717
				TOTAL	0	15,612,820	15,612,820
				Health Care – 3.1%
0	3,400	3,400		Aetna, Inc.	0	148,512	148,512
0	12,400	12,400		AmerisourceBergen Corp.	0	511,128	511,128
0	3,900	3,900		Baxter International, Inc.	0	232,128	232,128
0	1,100	1,100		Beckman Coulter, Inc.	0	91,399	91,399
0	1,300	1,300	[1]	Biogen Idec, Inc.	0	123,149	123,149
0	4,000	4,000	[1]	Brookdale Senior Living, Inc.	0	103,240	103,240
0	16,400	16,400		CIGNA Corp.	0	818,196	818,196
0	14,693	14,693		Cardinal Health, Inc.	0	667,356	667,356
0	8,500	8,500	[1]	Cephalon, Inc.	0	677,365	677,365
0	1,100	1,100		Cooper Cos., Inc.	0	82,401	82,401
0	4,160	4,160	[1]	Covidien PLC	0	228,800	228,800
0	1,700	1,700	[1]	DaVita, Inc.	0	142,885	142,885
6

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	1,100	1,100	[1]	Endo Pharmaceuticals Holding, Inc.	0	45,793	45,793
0	3,500	3,500	[1]	Express Scripts, Inc., Class A	0	208,460	208,460
0	8,600	8,600	[1]	Gilead Sciences, Inc.	0	358,964	358,964
0	35,400	35,400	[1]	Health Management Association, Class A	0	403,560	403,560
0	1,800	1,800	[1]	Hologic, Inc.	0	38,700	38,700
0	30,900	30,900	[1]	Humana, Inc.	0	2,488,377	2,488,377
0	600	600	[1]	Illumina, Inc.	0	43,248	43,248
0	1,575	1,575	[1]	Life Technologies, Inc.	0	81,853	81,853
0	15,900	15,900		Lilly (Eli) & Co.	0	611,832	611,832
0	1,808	1,808		McKesson HBOC, Inc.	0	154,783	154,783
0	1,000	1,000	[1]	Medco Health Solutions, Inc.	0	59,860	59,860
0	6,300	6,300		Medtronic, Inc.	0	256,410	256,410
0	62,100	62,100	[1]	Mylan Laboratories, Inc.	0	1,462,144	1,462,144
0	2,000	2,000	[1]	United Therapeutics Corp.	0	129,140	129,140
0	10,735	10,735		UnitedHealth Group, Inc.	0	525,478	525,478
0	900	900	[1]	Varian Medical Systems, Inc.	0	60,786	60,786
0	1,600	1,600	[1]	Waters Corp.	0	157,696	157,696
				TOTAL	0	10,913,643	10,913,643
				Industrials – 3.1%
0	1,200	1,200	[1]	AGCO Corp.	0	62,004	62,004
0	12,200	12,200		Boeing Co.	0	951,966	951,966
0	2,500	2,500		Caterpillar, Inc.	0	264,500	264,500
0	1,600	1,600		Chicago Bridge & Iron Co., NV	0	60,896	60,896
0	3,600	3,600	[1]	Copart, Inc.	0	169,200	169,200
0	2,700	2,700	[1]	Corrections Corp., of America	0	62,100	62,100
0	128	128		Cummins, Inc.	0	13,471	13,471
0	20,900	20,900		Danaher Corp.	0	1,139,677	1,139,677
0	1,400	1,400		Deere & Co.	0	120,512	120,512
0	8,500	8,500		Donaldson Co., Inc.	0	507,535	507,535
0	2,300	2,300		Dover Corp.	0	154,629	154,629
0	900	900		Emerson Electric Co.	0	49,095	49,095
0	86,600	86,600		General Electric Co.	0	1,700,824	1,700,824
0	3,700	3,700		Lockheed Martin Corp.	0	288,230	288,230
0	1,200	1,200		Northrop Grumman Corp.	0	78,348	78,348
0	4,900	4,900	[1]	OshKosh Truck Corp.	0	135,730	135,730
0	11,600	11,600		Pall Corp.	0	650,760	650,760
0	6,000	6,000		Parker-Hannifin Corp.	0	533,100	533,100
0	6,100	6,100		Precision Castparts Corp.	0	958,310	958,310
0	800	800		Rockwell Automation, Inc.	0	66,488	66,488
0	1,000	1,000		Toro Co.	0	63,880	63,880
0	1,400	1,400	[1]	URS Corp.	0	61,684	61,684
0	300	300		Union Pacific Corp.	0	31,491	31,491
0	16,500	16,500		United Parcel Service, Inc.	0	1,212,585	1,212,585
0	6,700	6,700		United Technologies Corp.	0	588,059	588,059
7

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	3,900	3,900	[1]	Verisk Analytics, Inc.	0	132,795	132,795
0	4,400	4,400		W.W. Grainger, Inc.	0	664,708	664,708
0	2,200	2,200	[1]	Waste Connections, Inc.	0	69,168	69,168
				TOTAL	0	10,791,745	10,791,745
				Information Technology – 6.3%
0	4,500	4,500		AVX Corp.	0	70,785	70,785
0	15,598	15,598		Accenture PLC	0	895,169	895,169
0	20,500	20,500	[1]	Advanced Micro Devices, Inc.	0	177,940	177,940
0	1,600	1,600	[1]	Agilent Technologies, Inc.	0	79,792	79,792
0	1,500	1,500	[1]	Alliance Data Systems Corp.	0	140,895	140,895
0	7,697	7,697	[1]	Apple, Inc.	0	2,677,247	2,677,247
0	28,400	28,400		Applied Materials, Inc.	0	391,352	391,352
0	4,400	4,400	[1]	Autodesk, Inc.	0	189,112	189,112
0	16,000	16,000	[1]	Avago Technologies Ltd.	0	540,640	540,640
0	9,200	9,200		CA, Inc.	0	215,280	215,280
0	38,100	38,100	[1]	Convergys Corp.	0	486,918	486,918
0	2,500	2,500		DST Systems, Inc.	0	125,675	125,675
0	27,500	27,500		Dell, Inc.	0	442,200	442,200
0	72,300	72,300	[1]	EMC Corp. Mass	0	2,058,381	2,058,381
0	11,200	11,200	[1]	FIserv, Inc.	0	722,624	722,624
0	6,500	6,500		FactSet Research Systems	0	720,590	720,590
0	4,800	4,800	[1]	Fairchild Semiconductor International, Inc., Class A	0	86,592	86,592
0	3,200	3,200	[1]	Gartner Group, Inc., Class A	0	124,896	124,896
0	600	600	[1]	Google, Inc.	0	317,412	317,412
0	18,900	18,900		Hewlett-Packard Co.	0	706,482	706,482
0	35,300	35,300		Intel Corp.	0	794,603	794,603
0	14,792	14,792		International Business Machines Corp.	0	2,498,813	2,498,813
0	8,182	8,182	[1]	Intuit, Inc.	0	441,583	441,583
0	1,900	1,900	[1]	Juniper Networks, Inc.	0	69,559	69,559
0	4,200	4,200	[1]	Lexmark International Group, Class A	0	125,076	125,076
0	59,518	59,518		Microsoft Corp.	0	1,488,545	1,488,545
0	9,800	9,800	[1]	NetApp, Inc.	0	536,746	536,746
0	14,900	14,900		Oracle Corp.	0	509,878	509,878
0	33,200	33,200	[1]	Qlogic Corp.	0	537,176	537,176
0	5,200	5,200		Qualcomm, Inc.	0	304,668	304,668
0	2,200	2,200	[1]	Sandisk Corp.	0	104,544	104,544
0	1,900	1,900	[1]	Skyworks Solutions, Inc.	0	48,393	48,393
0	6,100	6,100	[1]	Sohu.com, Inc.	0	491,843	491,843
0	10,300	10,300		Solera Holdings, Inc.	0	608,627	608,627
0	13,775	13,775	[1]	Teradata Corporation	0	768,507	768,507
0	10,300	10,300	[1]	Teradyne, Inc.	0	164,903	164,903
0	11,200	11,200		Texas Instruments, Inc.	0	395,360	395,360
0	1,700	1,700		Visa, Inc. - Class A Shares	0	137,802	137,802
0	34,200	34,200	[1]	Vishay Intertechnology, Inc.	0	542,754	542,754
8

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	1,203	1,203	[1]	VistaPrint NV	0	59,164	59,164
				TOTAL	0	21,798,526	21,798,526
				Materials – 1.9%
0	400	400		Airgas, Inc.	0	27,632	27,632
0	3,400	3,400		Albemarle Corp.	0	240,856	240,856
0	1,000	1,000		Aptargroup, Inc.	0	53,400	53,400
0	7,700	7,700		Ball Corp.	0	304,227	304,227
0	9,400	9,400		CF Industries Holdings, Inc.	0	1,445,532	1,445,532
0	1,954	1,954		Domtar Corp.	0	200,246	200,246
0	2,300	2,300		Du Pont (E.I) de Nemours and Co.	0	122,590	122,590
0	1,100	1,100		Eastman Chemical Co.	0	116,435	116,435
0	2,000	2,000		Ecolab, Inc.	0	109,760	109,760
0	2,400	2,400		Freeport-McMoRan Copper & Gold, Inc.	0	123,936	123,936
0	1,600	1,600		Lubrizol Corp.	0	215,200	215,200
0	6,000	6,000		PPG Industries, Inc.	0	532,200	532,200
0	11,800	11,800		Praxair, inc.	0	1,248,912	1,248,912
0	6,200	6,200		Sigma-Aldrich Corp.	0	435,798	435,798
0	3,400	3,400		Steel Dynamics, Inc.	0	58,140	58,140
0	57,600	57,600	[1]	Stillwater Mining Co.	0	1,166,400	1,166,400
0	800	800	[1]	The Mosaic Co.	0	56,680	56,680
				TOTAL	0	6,457,944	6,457,944
				Utilities – 0.8%
0	19,500	19,500		Energen Corp.	0	1,214,265	1,214,265
0	8,900	8,900		Entergy Corp.	0	606,535	606,535
0	17,700	17,700		FirstEnergy Corp.	0	789,774	789,774
				TOTAL	0	2,610,574	2,610,574
				TOTAL COMMON STOCKS (IDENTIFIED COST $94,376,615)	0	104,635,047	104,635,047
				ASSET-BACKED SECURITIES – 1.1%
$0	$5,652	$5,652	[2,3]	125 Home Loan Owner Trust 1998-1A B1, 9.760%, 2/15/2029	0	4,692	4,692
0	500,000	500,000		Ally Master Owner Trust 2011-1 A1, Series 2011-1, 1.068%, 01/15/2016	0	501,177	501,177
0	250,000	250,000		Banc of America Commercial Mortgage, Inc. 2007-4 A4, 5.741%, 2/10/2051	0	276,695	276,695
0	800,000	800,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, 5.886%, 11/15/2044	0	887,924	887,924
0	500,000	500,000		Ford Credit Floorplan master Owner Trust 2011-1, Series 2011-1, 0.798%, 02/15/2016	0	500,353	500,353
0	350,000	350,000		LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.148%, 4/15/2041	0	391,591	391,591
0	100,000	100,000		Merrill Lynch Mortgage Trust 2008-C1 AM, 6.265%, 2/12/2051	0	107,529	107,529
0	400,000	400,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, 5.485%, 03/12/2051	0	429,063	429,063
0	315,000	315,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.332%, 12/15/2043	0	343,762	343,762
0	250,000	250,000		Morgan Stanley Capital, Inc. A4, 5.878%, 6/11/2049	0	276,303	276,303
0	50,000	50,000	[2,3]	SMART Series 2011-1US Trust, Series 2011-1USA, 0.948%, 04/14/2013	0	50,010	50,010
				TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,478,169)	0	3,769,099	3,769,099
				COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
				Commercial and Non-Agency Mortgage – 0.8%
0	800,000	800,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	0	830,346	830,346
0	494,582	494,582	[2,3]	Commercial Mortgage Pass-Through Certificates 2010-C1 A1, 3.156%, 7/10/2046	0	504,218	504,218
9

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	375,000	375,000	[2,3]	Commercial Mortgage Pass-Through Certificates 2010-C1 A3, 4.205%, 7/10/2046	0	378,552	378,552
0	450,000	450,000		JP Morgan Chase Commercial Mortgage Securities 2007-C1 A4, 5.716%, 2/15/2051	0	491,779	491,779
0	588,324	588,324	[2,3]	JP Morgan Chase Commercial Mortgage Securities 2010-C1 2010-C1 A1, 3.853%, 6/15/2043	0	614,154	614,154
0	100,000	100,000	[2,3]	Morgan Stanley Capital I 2011-C1 B, 5.256%, 9/15/2047	0	106,532	106,532
0	4,504	4,504	[2]	SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 7.719%, 1/28/2027	0	3,746	3,746
				TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $2,848,528)	0	2,929,327	2,929,327
				CORPORATE BONDS – 4.8%
				Basic Industry - Chemicals – 0.1%
0	95,000	95,000		Dow Chemical Co., Note, 8.550%, 05/15/2019	0	123,282	123,282
0	13,000	13,000		Du Pont (E.I.) de Nemours & Co., 5.000%, 01/15/2013	0	13,895	13,895
0	100,000	100,000		Praxair, Inc., 4.625%, 03/30/2015	0	110,737	110,737
0	50,000	50,000		RPM International, Inc., 6.500%, 02/15/2018	0	54,918	54,918
0	40,000	40,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	0	43,686	43,686
0	35,000	35,000		Rohm & Haas Co., 6.000%, 09/15/2017	0	40,055	40,055
				TOTAL	0	386,573	386,573
				Basic Industry - Metals & Mining – 0.2%
0	80,000	80,000		Alcan, Inc., 5.000%, 06/01/2015	0	88,700	88,700
0	70,000	70,000		Alcoa, Inc., Note, 5.550%, 02/01/2017	0	76,540	76,540
0	90,000	90,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 06/01/2019	0	117,666	117,666
0	10,000	10,000		BHP Finance (USA), Inc., Company Guarantee, 6.500%, 4/01/2019	0	12,100	12,100
0	200,000	200,000		Barrick Gold Corp., Sr. Unsecd. Note, 6.95%, 4/01/2019	0	241,271	241,271
0	120,000	120,000		Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	0	127,580	127,580
0	100,000	100,000	[2,3]	Xstrata Finance Canada Ltd., Unsecd. Note, 5.500%, 11/16/2011	0	101,514	101,514
				TOTAL	0	765,371	765,371
				Basic Industry - Paper – 0.1%
0	30,000	30,000		International Paper Co., Sr. Unsecd. Note, 7.500%, 08/15/2021	0	36,228	36,228
0	150,000	150,000	[4]	Pope & Talbot, Inc., 8.375%, 6/1/2013	0	0	0
0	100,000	100,000		Weyerhaeuser Co., Deb., 7.375%, 03/15/2032	0	111,937	111,937
				TOTAL	0	148,165	148,165
				Capital Goods - Aerospace & Defense – 0.1%
0	50,000	50,000	[2,3]	BAE Systems Holdings, Inc., 5.200%, 08/15/2015	0	54,606	54,606
0	100,000	100,000		Boeing Co., 4.875%, 02/15/2020	0	109,668	109,668
0	25,000	25,000		Lockheed Martin Corp., Sr. Note, 4.121%, 03/14/2013	0	26,460	26,460
				TOTAL	0	190,734	190,734
				Capital Goods - Diversified Manufacturing – 0.1%
0	20,000	20,000		Dover Corp., Note, 5.450%, 03/15/2018	0	22,765	22,765
0	70,000	70,000		Emerson Electric Co., 4.875%, 10/15/2019	0	77,457	77,457
0	68,000	68,000	[2,3]	Hutchison Whampoa International Ltd., 6.500%, 02/13/2013	0	73,715	73,715
0	100,000	100,000		Roper Industries, Inc., Sr. Unsecd. Note, 6.250%, 09/01/2019	0	113,593	113,593
0	90,000	90,000	[2,3]	Textron Financial Corp., Jr. Sub. Note, 6.000%, 02/15/2067	0	78,750	78,750
				TOTAL	0	366,280	366,280
				Capital Goods - Environmental – 0.0%
0	110,000	110,000		Republic Services, Inc., Company Guarantee, Series WI, 5.500%, 09/15/2019	0	121,453	121,453
10

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	25,000	25,000		Waste Management, Inc., 7.375%, 03/11/2019	0	30,815	30,815
				TOTAL	0	152,268	152,268
				Communications - Media & Cable – 0.2%
0	27,000	27,000		Comcast Cable Communications Holdings, Company Guarantee, 8.375%, 03/15/2013	0	30,392	30,392
0	100,000	100,000		Comcast Corp., 7.050%, 03/15/2033	0	116,988	116,988
0	100,000	100,000		Comcast Corp., Company Guarantee, 6.500%, 01/15/2017	0	117,543	117,543
0	120,000	120,000		Time Warner Cable, Inc., Company Guarantee, 6.750%, 06/15/2039	0	131,946	131,946
0	20,000	20,000		Time Warner Cable, Inc., Company Guarantee, 8.250%, 04/01/2019	0	24,993	24,993
0	50,000	50,000		Time Warner Cable, Inc., Company Guarantee, 8.750%, 02/14/2019	0	63,922	63,922
0	50,000	50,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.850%, 05/01/2017	0	56,323	56,323
				TOTAL	0	542,107	542,107
				Communications - Media Noncable – 0.0%
0	90,000	90,000		News America, Inc., 5.650%, 08/15/2020	0	101,583	101,583
				Communications - Telecom Wireless — 0.1%
0	130,000	130,000		AT&T Wireless Services, Inc., 8.750%, 03/01/2031	0	187,668	187,668
0	90,000	90,000		America Movil S.A.B. de C.V., Note, 5.750%, 01/15/2015	0	100,693	100,693
0	20,000	20,000		Vodafone Group PLC, 5.350%, 02/27/2012	0	20,696	20,696
0	90,000	90,000		Vodafone Group PLC, Note, 5.625%, 02/27/2017	0	102,418	102,418
				TOTAL	0	411,475	411,475
				Communications - Telecom Wirelines – 0.1%
0	15,000	15,000		CenturyLink, Inc., Sr. Note, 6.150%, 09/15/2019	0	15,920	15,920
0	150,000	150,000		Deutsche Telekom International Finance BV, 4.875%, 07/08/2014	0	164,605	164,605
0	45,000	45,000		France Telecom SA, Sr. Unsecd. Note, 5.375%, 07/08/2019	0	51,004	51,004
0	100,000	100,000		Telefonica SA, Sr. Note, 5.855%, 02/04/2013	0	107,137	107,137
0	40,000	40,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.100%, 4/15/2018	0	46,170	46,170
0	50,000	50,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.350%, 04/01/2019	0	58,532	58,532
				TOTAL	0	443,368	443,368
				Consumer Cyclical - Automotive – 0.0%
0	70,000	70,000		DaimlerChrysler North America Holding Corp., 6.500%, 11/15/2013	0	78,209	78,209
0	50,000	50,000	[2,3]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 4.600%, 04/12/2016	0	51,491	51,491
				TOTAL	0	129,700	129,700
				Consumer Cyclical - Entertainment – 0.1%
0	280,000	280,000		Time Warner, Inc., Company Guarantee, 6.875%, 05/01/2012	0	295,748	295,748
				Consumer Cyclical - Lodging – 0.0%
0	50,000	50,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.000%, 12/01/2016	0	53,485	53,485
				Consumer Cyclical - Retailers – 0.1%
0	167,092	167,092	[2,3]	CVS Caremark Corp., Pass Thru Cert., 5.298%, 01/11/2027	0	167,716	167,716
0	60,000	60,000		Costco Wholesale Corp., 5.300%, 03/15/2012	0	62,365	62,365
0	20,000	20,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.750%, 02/15/2018	0	20,600	20,600
0	70,000	70,000		Target Corp., Note, 5.875%, 07/15/2016	0	82,411	82,411
0	40,000	40,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.200%, 4/15/2038	0	45,348	45,348
				TOTAL	0	378,440	378,440
				Consumer Non-Cyclical - Food/Beverage – 0.2%
0	90,000	90,000	[2,3]	Bacardi Ltd., Sr. Note, 7.450%, 04/01/2014	0	104,488	104,488
11

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	70,000	70,000		Bottling Group LLC, Note, 5.500%, 04/01/2016	0	80,479	80,479
0	30,000	30,000		Coca-Cola Enterprises, Inc., 4.250%, 03/01/2015	0	32,773	32,773
0	80,000	80,000		Diageo Capital PLC, Company Guarantee, 7.375%, 01/15/2014	0	92,506	92,506
0	60,000	60,000		General Mills, Inc., Note, 5.700%, 02/15/2017	0	69,113	69,113
0	125,000	125,000		Kraft Foods, Inc., Note, 5.250%, 10/01/2013	0	136,285	136,285
0	100,000	100,000		Kraft Foods, Inc., Sr. Unsecd. Note, 6.125%, 02/01/2018	0	115,205	115,205
0	50,000	50,000		PepsiCo, Inc., 4.650%, 02/15/2013	0	53,403	53,403
0	30,000	30,000		Ralcorp Holdings, Inc., Sr. Secd. Note, 6.625%, 08/15/2039	0	32,510	32,510
0	15,000	15,000		Sysco Corp., Sr. Note, 5.375%, 03/17/2019	0	16,992	16,992
				TOTAL	0	733,754	733,754
				Consumer Non-Cyclical - Health Care – 0.1%
0	50,000	50,000		Boston Scientific Corp., 4.500%, 01/15/2015	0	52,711	52,711
0	50,000	50,000		Boston Scientific Corp., 6.000%, 01/15/2020	0	54,541	54,541
0	20,000	20,000		Express Scripts, Inc., Sr. Unsecd. Note, 7.25%, 6/15/2019	0	24,350	24,350
0	75,000	75,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	0	87,195	87,195
				TOTAL	0	218,797	218,797
				Consumer Non-Cyclical - Pharmaceuticals – 0.1%
0	40,000	40,000		Abbott Laboratories, 5.150%, 11/30/2012	0	42,777	42,777
0	100,000	100,000		Genentech, Inc., Note, 4.750%, 07/15/2015	0	110,788	110,788
0	80,000	80,000		Pfizer, Inc., Sr. Unsecd. Note, 6.200%, 03/15/2019	0	94,433	94,433
				TOTAL	0	247,998	247,998
				Consumer Non-Cyclical - Products – 0.0%
0	45,000	45,000		Philips Electronics NV, 5.750%, 03/11/2018	0	51,763	51,763
				Consumer Non-Cyclical - Supermarkets – 0.0%
0	25,000	25,000		Kroger Co., Bond, 6.900%, 04/15/2038	0	29,704	29,704
				Consumer Non-Cyclical - Tobacco – 0.0%
0	70,000	70,000		Altria Group, Inc., 9.250%, 08/06/2019	0	92,566	92,566
				Energy - Independent – 0.1%
0	120,000	120,000		Canadian Natural Resources Ltd., 4.900%, 12/01/2014	0	132,721	132,721
0	30,000	30,000		EOG Resources, Inc., Note, 5.625%, 06/01/2019	0	34,189	34,189
0	25,000	25,000		Pemex Project Funding Master, 5.750%, 12/15/2015	0	27,859	27,859
0	80,000	80,000		Petroleos Mexicanos, Company Guarantee, Series WI, 4.875%, 03/15/2015	0	86,320	86,320
0	20,000	20,000		XTO Energy, Inc., 6.750%, 08/01/2037	0	25,888	25,888
				TOTAL	0	306,977	306,977
				Energy - Integrated – 0.1%
0	60,000	60,000		Conoco, Inc., Sr. Unsecd. Note, 6.95%, 4/15/2029	0	74,288	74,288
0	100,000	100,000		ConocoPhillips Australia Funding Co., 5.500%, 04/15/2013	0	108,783	108,783
0	35,000	35,000		Petro-Canada, Deb., 7.000%, 11/15/2028	0	40,903	40,903
0	100,000	100,000	[2,3]	Statoil ASA, 5.125%, 04/30/2014	0	110,961	110,961
				TOTAL	0	334,935	334,935
				Energy - Oil Field Services – 0.0%
0	50,000	50,000		Noble Drilling Corp., Sr. Note, 7.500%, 3/15/2019	0	60,383	60,383
0	25,000	25,000		Weatherford International Ltd., 6.000%, 03/15/2018	0	27,948	27,948
12

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	20,000	20,000		Weatherford International Ltd., 7.000%, 03/15/2038	0	22,642	22,642
				TOTAL	0	110,973	110,973
				Energy - Refining – 0.0%
0	25,000	25,000		Valero Energy Corp., 9.375%, 03/15/2019	0	32,773	32,773
				Financial Institution - Banking – 0.7%
0	50,000	50,000		Bank of America Corp., Sr. Note, 5.375%, 06/15/2014	0	54,349	54,349
0	120,000	120,000		Bank of America Corp., Sr. Note, 7.375%, 5/15/2014	0	137,219	137,219
0	100,000	100,000	[2,3]	Barclays Bank PLC, 5.926%, 12/31/2049	0	95,935	95,935
0	70,000	70,000		Capital One Financial Corp., Sr. Note, 7.375%, 05/23/2014	0	81,498	81,498
0	80,000	80,000		Citigroup, Inc., Note, 5.125%, 05/05/2014	0	86,392	86,392
0	60,000	60,000	[2,3]	Commonwealth Bank of Australia, Sr. Unsecd. Note, Series 144A, 3.750%, 10/15/2014	0	63,221	63,221
0	50,000	50,000		Goldman Sachs Group, Inc., 6.125%, 02/15/2033	0	51,885	51,885
0	320,000	320,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.125%, 01/15/2015	0	345,917	345,917
0	150,000	150,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.15%, 4/01/2018	0	164,345	164,345
0	100,000	100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	0	96,500	96,500
0	110,000	110,000	[2,3]	HSBC Finance Corp., Sr. Sub., Series 144A, 6.676%, 01/15/2021	0	118,248	118,248
0	75,000	75,000		Household Finance Corp., Unsecd. Note, 4.750%, 7/15/2013	0	80,177	80,177
0	90,000	90,000		M & T Bank Corp., 5.375%, 05/24/2012	0	94,094	94,094
0	30,000	30,000		Merrill Lynch & Co., Inc., Sr. Unsecd. Note, 6.050%, 08/15/2012	0	31,780	31,780
0	100,000	100,000		Morgan Stanley Group, Inc., 5.300%, 03/01/2013	0	106,635	106,635
0	100,000	100,000		Morgan Stanley, Sr. Unsecd. Note, 6.625%, 04/01/2018	0	112,574	112,574
0	30,000	30,000		Northern Trust Corp., 4.625%, 05/01/2014	0	32,900	32,900
0	15,000	15,000		PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	0	16,588	16,588
0	371,658	371,658	[2,3]	Regional Diversified Funding, 9.250%, 03/15/2030	0	284,378	284,378
0	20,000	20,000		State Street Corp., Sr. Note, 4.300%, 05/30/2014	0	21,654	21,654
0	100,000	100,000		U.S. Bank, N.A., 6.300%, 02/04/2014	0	112,176	112,176
0	140,000	140,000		Wachovia Corp., 5.750%, 02/01/2018	0	157,706	157,706
0	40,000	40,000		Wilmington Trust Corp., Sub. Note, 8.500%, 04/02/2018	0	49,240	49,240
				TOTAL	0	2,395,411	2,395,411
				Financial Institution - Brokerage – 0.2%
0	220,000	220,000		Blackrock, Inc., 6.250%, 09/15/2017	0	260,435	260,435
0	50,000	50,000		Charles Schwab Corp., Sr. Unsecd. Note, 4.950%, 06/01/2014	0	54,992	54,992
0	40,000	40,000		Eaton Vance Corp., 6.500%, 10/02/2017	0	46,605	46,605
0	100,000	100,000	[2,3]	FMR LLC, 4.75%, 3/01/2013	0	104,990	104,990
0	30,000	30,000		Janus Capital Group, Inc., Sr. Note, 6.700%, 06/15/2017	0	33,231	33,231
0	95,000	95,000		Jefferies Group, Inc., Sr. Unsecd. Note, 8.500%, 07/15/2019	0	115,610	115,610
0	30,000	30,000		Nuveen Investments, 5.500%, 09/15/2015	0	27,150	27,150
0	75,000	75,000		Raymond James Financial, Inc., 8.600%, 08/15/2019	0	93,198	93,198
				TOTAL	0	736,211	736,211
				Financial Institution - Finance Noncaptive – 0.3%
0	160,000	160,000		American Express Co., Sr. Unsecd. Note, 8.125%, 05/20/2019	0	206,653	206,653
0	60,000	60,000		American Express Credit Corp., Sr. Unsecd. Note, 5.125%, 08/25/2014	0	65,852	65,852
0	120,000	120,000		Berkshire Hathaway, Inc., Company Guarantee, 5.000%, 08/15/2013	0	130,583	130,583
0	120,000	120,000		Capital One Capital IV, 6.745%, 02/17/2037	0	122,850	122,850
13

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	20,000	20,000		Capital One Capital V, 10.250%, 08/15/2039	0	21,400	21,400
0	510,000	510,000		General Electric Capital Corp., 5.625%, 05/01/2018	0	565,193	565,193
0	30,000	30,000		General Electric Capital Corp., Note, Series MTN, 6.750%, 03/15/2032	0	34,449	34,449
				TOTAL	0	1,146,980	1,146,980
				Financial Institution - Insurance — Health – 0.0%
0	50,000	50,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 6.000%, 2/15/2018	0	57,349	57,349
0	50,000	50,000		Wellpoint, Inc., 5.850%, 01/15/2036	0	52,343	52,343
				TOTAL	0	109,692	109,692
				Financial Institution - Insurance — Life – 0.5%
0	100,000	100,000		AXA-UAP, Sub. Note, 8.600%, 12/15/2030	0	124,243	124,243
0	100,000	100,000	[2,3]	Massachusetts Mutual Life Insurance Co., Sub. Note, 8.875%, 06/01/2039	0	143,255	143,255
0	90,000	90,000		MetLife, Inc., 6.750%, 06/01/2016	0	106,168	106,168
0	10,000	10,000		MetLife, Inc., Jr. Sub. Note, 10.750%, 08/01/2069	0	14,250	14,250
0	80,000	80,000	[2,3]	New York Life Insurance Co., Sub. Note, 6.750%, 11/15/2039	0	95,661	95,661
0	300,000	300,000	[2,3]	Pacific LifeCorp., Bond, 6.600%, 09/15/2033	0	324,355	324,355
0	50,000	50,000		Prudential Financial, Inc., 5.150%, 01/15/2013	0	52,990	52,990
0	40,000	40,000		Prudential Financial, Inc., 6.625%, 12/01/2037	0	45,191	45,191
0	10,000	10,000		Prudential Financial, Inc., Sr. Note, 7.375%, 06/15/2019	0	12,062	12,062
0	100,000	100,000		Prudential Financial, Inc., Sr. Unsecd. Note, 4.750%, 09/17/2015	0	108,728	108,728
0	750,000	750,000	[2]	Union Central Life Ins Co, Note, 8.200%, 11/1/2026	0	802,863	802,863
				TOTAL	0	1,829,766	1,829,766
				Financial Institution @0017 Insurance - P&C – 0.1%
0	80,000	80,000		ACE INA Holdings, Inc., Sr. Note, 5.700%, 02/15/2017	0	90,488	90,488
0	80,000	80,000		CNA Financial Corp., 6.500%, 08/15/2016	0	90,234	90,234
0	15,000	15,000		Chubb Corp., Sr. Note, 5.750%, 05/15/2018	0	17,067	17,067
0	50,000	50,000		Horace Mann Educators Corp., Sr. Note, 6.850%, 04/15/2016	0	53,418	53,418
0	100,000	100,000	[2,3]	Liberty Mutual Group, Inc., Unsecd. Note, 5.750%, 03/15/2014	0	106,688	106,688
0	30,000	30,000	[2,3]	Nationwide Mutual Insurance Co., Note, Series 144A, 9.375%, 08/15/2039	0	38,743	38,743
0	10,000	10,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.500%, 12/01/2015	0	11,304	11,304
				TOTAL	0	407,942	407,942
				Financial Institution - REITs – 0.1%
0	45,000	45,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 5.700%, 03/15/2017	0	51,114	51,114
0	75,000	75,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	0	83,895	83,895
0	40,000	40,000		Equity One, Inc., Bond, 6.000%, 09/15/2017	0	42,893	42,893
0	40,000	40,000		Liberty Property LP, 6.625%, 10/01/2017	0	46,579	46,579
0	120,000	120,000		Prologis, Sr. Note, 5.500%, 04/01/2012	0	122,302	122,302
0	20,000	20,000		Prologis, Sr. Note, 7.625%, 08/15/2014	0	23,052	23,052
0	40,000	40,000		Simon Property Group LP, 6.750%, 05/15/2014	0	45,337	45,337
0	50,000	50,000		Simon Property Group, Inc., 6.350%, 08/28/2012	0	52,937	52,937
				TOTAL	0	468,109	468,109
				Foreign @0017 Local - Government – 0.1%
0	50,000	50,000		Quebec, Province of, Note, Series MTNA, 7.035%, 3/10/2026	0	66,969	66,969
				Municipal Services – 0.1%
0	140,000	140,000	[2,3]	Army Hawaii Family Housing, 5.524%, 6/15/2050	0	127,460	127,460
14

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	100,000	100,000	[2,3]	Camp Pendleton & Quantico Housing LLC, 5.572%, 10/01/2050	0	92,233	92,233
				TOTAL	0	219,693	219,693
				Technology – 0.2%
0	20,000	20,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.500%, 02/22/2016	0	22,921	22,921
0	40,000	40,000		Dell Computer Corp., Deb., 7.100%, 04/15/2028	0	47,436	47,436
0	105,000	105,000		Fiserv, Inc., Sr. Note, 6.800%, 11/20/2017	0	121,563	121,563
0	50,000	50,000		Harris Corp., 5.950%, 12/01/2017	0	57,459	57,459
0	60,000	60,000		Hewlett-Packard Co., Note, 5.400%, 03/01/2017	0	68,674	68,674
0	200,000	200,000		IBM Corp., Sr. Note, 5.700%, 09/14/2017	0	233,484	233,484
				TOTAL	0	551,537	551,537
				Transportation - Railroads – 0.1%
0	100,000	100,000		Burlington Northern Santa Fe Corp., 4.875%, 01/15/2015	0	109,808	109,808
0	50,000	50,000		Union Pacific Corp., 4.875%, 01/15/2015	0	54,978	54,978
0	45,000	45,000		Union Pacific Corp., Bond, 6.625%, 2/01/2029	0	53,579	53,579
				TOTAL	0	218,365	218,365
				Transportation - Services – 0.0%
0	75,000	75,000	[2,3]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	0	87,321	87,321
0	100,000	100,000		Ryder System, Inc., Sr. Unsecd. Note, 3.150%, 03/02/2015	0	103,034	103,034
				TOTAL	0	190,355	190,355
				Utility - Electric – 0.4%
0	60,000	60,000		Appalachian Power Co., Sr. Unsecd. Note, 7.950%, 01/15/2020	0	76,802	76,802
0	50,000	50,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.950%, 12/15/2036	0	50,458	50,458
0	50,000	50,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.800%, 03/15/2018	0	57,057	57,057
0	40,000	40,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.500%, 09/15/2016	0	45,976	45,976
0	10,000	10,000		Consolidated Edison Co., Sr. Unsecd. Note, 6.650%, 04/01/2019	0	12,050	12,050
0	60,000	60,000	[2,3]	Electricite De France SA, 5.5%, 1/26/2014	0	66,272	66,272
0	90,000	90,000		FirstEnergy Solutions Co, Company Guarantee, 4.800%, 2/15/2015	0	96,567	96,567
0	50,000	50,000		FirstEnergy Solutions Co, Company Guarantee, 6.05%, 8/15/2021	0	55,088	55,088
0	71,405	71,405	[2,3]	Great River Energy, 1st Mtg. Note, 5.829%, 07/01/2017	0	80,471	80,471
0	120,000	120,000		MidAmerican Energy Co., 4.650%, 10/01/2014	0	132,096	132,096
0	100,000	100,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 10.375%, 11/01/2018	0	140,299	140,299
0	30,000	30,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.250%, 03/01/2018	0	33,765	33,765
0	60,000	60,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.000%, 12/15/2036	0	61,356	61,356
0	40,000	40,000		Progress Energy, Inc., 7.050%, 03/15/2019	0	48,780	48,780
0	100,000	100,000		Union Electric Co., 6.000%, 04/01/2018	0	112,684	112,684
0	120,000	120,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.000%, 06/30/2019	0	131,863	131,863
0	80,000	80,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.100%, 11/30/2012	0	85,135	85,135
				TOTAL	0	1,286,719	1,286,719
				Utility - Natural Gas Distributor – 0.1%
0	120,000	120,000		Atmos Energy Corp., 5.125%, 01/15/2013	0	127,007	127,007
0	15,000	15,000		Atmos Energy Corp., 8.500%, 03/15/2019	0	19,244	19,244
0	60,000	60,000		Sempra Energy, Sr. Unsecd. Note, 6.500%, 06/01/2016	0	70,238	70,238
				TOTAL	0	216,489	216,489
15

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined		Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount				Value in U.S. Dollars
			Utility - Natural Gas Pipelines – 0.1%
0	100,000	100,000	Duke Capital Corp., Sr. Note, 6.250%, 02/15/2013	0	107,679	107,679
0	70,000	70,000	Enbridge, Inc., Sr. Note, 5.600%, 04/01/2017	0	80,192	80,192
0	110,000	110,000	Enterprise Products LLC, Company Guarantee, Series O, 9.75%, 1/31/2014	0	132,489	132,489
0	100,000	100,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.800%, 03/15/2035	0	101,056	101,056
			TOTAL	0	421,416	421,416
			TOTAL CORPORATE BONDS (IDENTIFIED COST $15,427,834)	0	16,791,191	16,791,191
			GOVERNMENTS/AGENCIES – 0.0%
			Sovereign – 0.0%
0	75,000	75,000	United Mexican States, 6.625%, 03/03/2015	0	87,412	87,412
0	30,000	30,000	United Mexican States, Series MTNA, 6.750%, 09/27/2034	0	34,994	34,994
			TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $106,352)	0	122,406	122,406
			MORTGAGE-BACKED SECURITIES – 0.2%
0	7,258	7,258	Federal Home Loan Mortgage Corp. Pool C00592, 7.000%, 3/1/2028	0	8,259	8,259
0	5,209	5,209	Federal Home Loan Mortgage Corp. Pool C00896, 7.500%, 12/1/2029	0	5,972	5,972
0	12,836	12,836	Federal Home Loan Mortgage Corp. Pool C17281, 6.500%, 11/1/2028	0	14,477	14,477
0	12,818	12,818	Federal Home Loan Mortgage Corp. Pool C19588, 6.500%, 12/1/2028	0	14,476	14,476
0	3,990	3,990	Federal Home Loan Mortgage Corp. Pool C25621, 6.500%, 5/1/2029	0	4,496	4,496
0	15,280	15,280	Federal Home Loan Mortgage Corp. Pool C76361, 6.000%, 2/1/2033	0	16,980	16,980
0	43,961	43,961	Federal Home Loan Mortgage Corp. Pool E01545, 5.000%, 15 Year, 1/1/2019	0	47,467	47,467
0	216	216	Federal Home Loan Mortgage Corp. Pool E20252, 7.000%, 15 Year, 7/1/2011	0	217	217
0	767	767	Federal Home Loan Mortgage Corp. Pool E77591, 6.500%, 7/1/2014	0	811	811
0	11,275	11,275	Federal Home Loan Mortgage Corp. Pool E99510, 5.500%, 9/1/2018	0	12,271	12,271
0	13,767	13,767	Federal Home Loan Mortgage Corp. Pool G01444, 6.500%, 8/1/2032	0	15,586	15,586
0	9,480	9,480	Federal National Mortgage Association Pool 251697, 6.500%, 30 Year, 5/1/2028	0	10,691	10,691
0	25,421	25,421	Federal National Mortgage Association Pool 252334, 6.500%, 30 Year, 2/1/2029	0	28,165	28,165
0	46,624	46,624	Federal National Mortgage Association Pool 254720, 4.500%, 5/1/2018	0	49,772	49,772
0	47,693	47,693	Federal National Mortgage Association Pool 254802, 4.500%, 7/1/2018	0	50,950	50,950
0	24,895	24,895	Federal National Mortgage Association Pool 254905, 6.000%, 10/1/2033	0	27,631	27,631
0	47,585	47,585	Federal National Mortgage Association Pool 255075, 5.500%, 2/1/2024	0	51,952	51,952
0	54,507	54,507	Federal National Mortgage Association Pool 255079, 5.000%, 2/1/2019	0	58,896	58,896
0	2,553	2,553	Federal National Mortgage Association Pool 303168, 9.500%, 30 Year, 2/1/2025	0	3,109	3,109
0	1,376	1,376	Federal National Mortgage Association Pool 323159, 7.500%, 4/1/2028	0	1,562	1,562
0	10,890	10,890	Federal National Mortgage Association Pool 323640, 7.500%, 4/1/2029	0	12,364	12,364
0	343	343	Federal National Mortgage Association Pool 323970, 7.000%, 15 Year, 10/1/2014	0	365	365
0	18,347	18,347	Federal National Mortgage Association Pool 428865, 7.000%, 6/1/2028	0	20,789	20,789
0	2,061	2,061	Federal National Mortgage Association Pool 443215, 6.000%, 10/1/2028	0	2,280	2,280
0	266	266	Federal National Mortgage Association Pool 514184, 7.500%, 9/1/2029	0	302	302
0	43,645	43,645	Federal National Mortgage Association Pool 545993, 6.000%, 11/1/2032	0	48,446	48,446
0	17,777	17,777	Federal National Mortgage Association Pool 555272, 6.000%, 3/1/2033	0	19,730	19,730
0	31,945	31,945	Federal National Mortgage Association Pool 713974, 5.500%, 7/1/2033	0	34,789	34,789
0	49,765	49,765	Federal National Mortgage Association Pool 721502, 5.000%, 7/1/2033	0	53,259	53,259
0	1,217	1,217	Government National Mortgage Association Pool 352214, 7.000%, 4/15/2023	0	1,384	1,384
0	4,864	4,864	Government National Mortgage Association Pool 451522, 7.500%, 30 Year, 10/15/2027	0	5,609	5,609
0	9,578	9,578	Government National Mortgage Association Pool 462556, 6.500%, 2/15/2028	0	10,881	10,881
16

Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined			Balanced Allocation Fund	Asset Allocation Fund	Asset Allocation Fund Pro Forma Combined
Shares or Principal Amount					Value in U.S. Dollars
0	466	466		Government National Mortgage Association Pool 462739, 7.500%, 5/15/2028	0	537	537
0	540	540		Government National Mortgage Association Pool 464835, 6.500%, 9/15/2028	0	614	614
0	10,310	10,310		Government National Mortgage Association Pool 469699, 7.000%, 11/15/2028	0	11,856	11,856
0	9,761	9,761		Government National Mortgage Association Pool 486760, 6.500%, 12/15/2028	0	11,089	11,089
0	1,795	1,795		Government National Mortgage Association Pool 780339, 8.000%, 30 Year, 12/15/2023	0	2,056	2,056
0	12,035	12,035		Government National Mortgage Association Pool 780453, 7.500%, 30 Year, 12/15/2025	0	13,834	13,834
0	10,971	10,971		Government National Mortgage Association Pool 780584, 7.000%, 30 Year, 6/15/2027	0	12,583	12,583
				TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $631,430)	0	686,507	686,507
				MUNICIPAL – 0.0%
				Illinois – 0.0%
0	90,000	90,000		Chicago, IL Metropolitan Water Reclamation District, Direct Payment Taxable Limited GO Build America Bonds, 5.720%, 12/01/2038 (IDENTIFIED COST $90,000)	0	95,626	95,626
				U.S. TREASURY – 2.3%
0	1,020,120	1,020,120		U.S. Treasury Inflation-Protected Bond, 2.125%, 2/15/2041	0	1,098,542	1,098,542
0	1,200,000	1,200,000	[5,6]	United States Treasury Bill, 0.005%, 7/7/2011	0	1,199,982	1,199,982
0	3,200,000	3,200,000	[5,6]	United States Treasury Bill, 0.050%, 8/4/2011	0	3,199,815	3,199,815
0	500,000	500,000	[5,6]	United States Treasury Bill, 0.055%, 8/25/2011	0	499,941	499,941
0	1,900,000	1,900,000	[5,6]	United States Treasury Bill, 0.060%, 7/21/2011	0	1,899,957	1,899,957
				TOTAL U.S. TREASURY (IDENTIFIED COST $7,903,074)	0	7,898,237	7,898,237
				MUTUAL FUNDS – 59.6%[7]
0	189,860	189,860		Emerging Markets Fixed Income Core Fund	0	5,408,702	5,408,702
748,813	0	748,813	[8]	Federated Capital Appreciation Fund, Institutional Shares	14,624,321	0	14,624,321
277,439	279,187	556,626	[8]	Federated InterContinental Fund, Institutional Shares	14,790,258	14,883,464	29,673,722
1,438,904	0	1,438,904	[8]	Federated Intermediate Corporate Bond Fund, Institutional Shares	14,777,549	0	14,777,549
2,568,855	0	2,568,855	[8]	Federated Kaufmann Fund, Class A Shares	14,899,356	0	14,899,356
0	1,449,633	1,449,633		Federated Mortgage Core Portfolio	0	14,713,779	14,713,779
168,632	89,726,101	89,894,733	[8,9]	Federated Prime Value Obligations Fund, Institutional Shares, 0.14%	168,632	89,726,101	89,894,733
0	314,052	314,052		Federated Project and Trade Finance Core Fund	0	3,131,099	3,131,099
0	3,017,727	3,017,727		High Yield Bond Portfolio	0	20,098,060	20,098,060
				TOTAL MUTUAL FUNDS (IDENTIFIED COST $192,307,537)	59,260,116	147,961,205	207,221,321
				TOTAL INVESTMENTS — 99.0% (IDENTIFIED COST $317,169,539)[10]	59,260,116	284,888,645	344,148,761
				OTHER ASSETS AND LIABILITIES - NET — 1.0%[11]	(269,934)	3,577,499	3,307,565
				TOTAL NET ASSETS — 100%	$58,990,182	$288,466,144	$347,456,326

Note: The categories of investments are shown as a percentage of total net assets at May 31, 2011.

At May 31, 2011, the Asset Allocation Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
[1] AEX Index Short Futures	34	$2,377,960	June 2011	($6,742)
[1] ASX SPI 200 Index Short Futures	46	$5,417,650	June 2011	$68,581
[1] CAC 40 Index Short Futures	41	$1,635,900	June 2011	($54,924)
[1] IBEX 35 Index Short Futures	9	$943,245	June 2011	($16,417)
[1] OMX 30 Index Short Futures	69	$7,962,600	June 2011	$9,336
[1] United States Treasury Notes 2-Year Short Futures	55	$12,055,312	September 2011	($22,222)
17

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
[1] United States Treasury Notes 5-Year Short Futures	212	$25,257,812	September 2011	($162,773)
[1] United States Treasury Notes 10-Year Short Futures	30	$3,678,281	September 2011	($29,596)
[1] DAX Index Long Futures	32	$5,836,800	June 2011	$352,015
[1] FTSE 100 Index Long Futures	36	$2,147,580	June 2011	$24,830
[1] FTSE/MIB Index Long Futures	29	$3,059,355	June 2011	($67,347)
[1] Hang Seng Index Long Futures	7	$8,240,050	June 2011	$51,627
[1] Russell 2000 Mini Index Long Futures	344	$29,164,320	June 2011	$743,592
[1] SGX MSCI Singapore Index Long Futures	70	$5,157,600	June 2011	$77,969
[1] S&P 500 Index Long Futures	114	$38,301,150	June 2011	$831,419
[1] S&P/TSE 60 Index Long Futures	25	$3,941,500	June 2011	($114,193)
[1] United States Treasury Bonds 30-Year Long Futures	49	$6,117,344	September 2011	$51,388
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$1,736,543

At May 31, 2011, Asset Allocation Fund had the following open swap contracts:

Credit Default Swap Counterparty	Banc of America Securities LLC	Goldman Sachs and Co.
Reference Entity	Series 15 Investment-Grade Index	Series 15 Investment-Grade Index
Buy/Sell	Sell	Sell
Pay/Receive Fixed Rate	1.00%	1.00%
Expiration Date	12/20/2015	12/20/2015
Implied Credit Spread at 5/31/2011[12]	0.95%	0.95%
Notional Amount	$5,000,000	$5,000,000
Market Value	$49,261	$49,261
Upfront Premiums Received	$39,132	$37,411
Unrealized Appreciation	$10,129	$11,850

At May 31, 2011, Asset Allocation Fund had the following outstanding foreign exchange contracts:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
7/11/2011	247,290,000 Japanese Yen	$3,002,185	$32,073
7/11/2011	210,610,000 Japanese Yen	$2,501,752	$82,318
7/11/2011	255,750,000 Japanese Yen	$3,001,672	$136,390
7/11/2011	351,510,000 Japanese Yen	$4,180,462	$132,580
7/11/2011	1,082,430,000 Japanese Yen	$13,748,111	($466,651)
Contracts Sold:
7/11/2011	1,082,430,000 Japanese Yen	$13,511,628	$230,168
7/11/2011	1,065,150,000 Japanese Yen	$13,511,131	$441,697
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$588,575

Net Unrealized Appreciation/Depreciation on Futures Contracts, Swap Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At May 31, 2011, these restricted securities amounted to $5,037,239, which represented 1.4% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees (the “Trustees”). At May 31, 2011, these liquid restricted securities amounted to $4,230,630, which represented 1.2% of total net assets.
4	Market quotations and price evaluations are not available. Fair value determined in accordance with procedure established by and under the general supervision of the Trustees.
5	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.

18

6	Discount rate at time of purchase.
7	Affiliated holdings.
8	All or a portion of this security will be sold as a result of the Reorganization.
9	7-Day net yield.
10	The cost of investments for federal tax purposes for the Pro Forma combined amounts to $317,161,922.
11	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. Includes liability of estimated brokerage expenses related to the disposition and subsequent acquisition of replacement portfolio securities.
12	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2011, in valuing the Asset Allocation Fund’s assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds[1]	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stock:
Domestic	$101,478,941	$ —	$ —	$101,478,941
International	3,156,106	—	—	3,156,106
Debt Securities:
Assets-Backed Securities	—	3,769,099	—	3,769,099
Collateralized Mortgage Obligations	—	2,929,327	—	2,929,327
Corporate Bonds	—	16,791,191	—	16,791,191
Governments/Agencies	—	122,406	—	122,406
Mortgage-Backed Securities	—	686,507	—	686,507
Municipal	—	95,626	—	95,626
U.S. Treasury	—	7,898,237	—	7,898,237
Mutual Funds	144,830,106	3,131,099[2]	—	147,961,205
TOTAL SECURITIES	$249,465,153	$35,423,492	$ —	$284,888,645
OTHER FINANCIAL INSTRUMENTS[3]	$1,736,543	$687,097	$ —	$2,423,640
1	Emerging Markets Fixed Income Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio are affiliated limited holdings offered only to registered investment companies and other accredited investors.
2	Includes $3,053,394 of a security transferred from Level 1 to Level 2 because the Adviser determined that this security more appropriately meets the definition of Level 2. Transfer shown represents the value of the security at the beginning of the period.
3	Other financial instruments include futures contracts, swap contracts and foreign exchange contracts.

As of May 31, 2011, all investments of Balanced Allocation utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.

19

The following is a summary of the inputs used, as of May 31, 2011, in valuing the Asset Allocation Pro Forma Combined Fund’s assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds[1]	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stock:
Domestic	$101,478,941	$ —	$ —	$101,478,941
International	3,156,106	—	—	3,156,106
Debt Securities:
Assets-Backed Securities	—	3,769,099	—	3,769,099
Collateralized Mortgage Obligations	—	2,929,327	—	2,929,327
Corporate Bonds	—	16,791,191	—	16,791,191
Governments/Agencies	—	122,406	—	122,406
Mortgage-Backed Securities	—	686,507	—	686,507
Municipal	—	95,626	—	95,626
U.S. Treasury	—	7,898,237	—	7,898,237
Mutual Funds	204,090,222	3,131,099[2]	—	207,221,321
TOTAL SECURITIES	$308,725,269	$35,423,492	$ —	$344,148,761
OTHER FINANCIAL INSTRUMENTS[3]	$1,736,543	$687,097	$ —	$2,423,640
1	Emerging Markets Fixed Income Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio are affiliated limited holdings offered only to registered investment companies and other accredited investors.
2	Includes $3,053,394 of a security transferred from Level 1 to Level 2 because the Adviser determined that this security more appropriately meets the definition of Level 2. Transfer shown represents the value of the security at the beginning of the period.
3	Other financial instruments include futures contracts, swap contracts and foreign exchange contracts.

The following acronyms are used throughout this portfolio:

ADR	— American Depositary Receipt
MTN	— Medium Term Note
REITs	— Real Estate Investment Trusts
20

Balanced Allocation Fund
Asset Allocation Fund
Pro Forma Combining Statements of Assets & Liabilities

May 31, 2011 (unaudited)

	Balanced Allocation Fund	Asset Allocation Fund	Pro Forma Adjustment	Asset Allocation Pro Forma Combined
Assets:
Short-term investments in securities, including $89,894,733 of investments in affiliated holdings, at value	$168,632	$96,525,796	$0	$96,694,428
Long-term investments in securities, including $117,326,588 of investments in affiliated holdings, at value	59,091,484	188,362,849	0	$247,454,333
Total investments in securities, at value	59,260,116	284,888,645	0	344,148,761
Restricted cash	0	300,000	0	$300,000
Income receivable	58,599	459,489	0	$518,088
Swaps, at value (premiums paid $76,543)	0	98,522	0	$98,522
Receivable for shares sold	131,528	415,142	0	$546,670
Receivable for investments sold	111,000	6,291,786	0	$6,402,786
Unrealized appreciation on foreign exchange contracts	0	1,055,226	0	$1,055,226
Receivable for daily variation margin	0	857,845	0	$857,845
Receivable for periodic payments from swap contracts	0	10,278	0	$10,278
Other receivables	0	7,534	0	$7,534
TOTAL ASSETS	59,561,243	294,384,467	0	353,945,710
Liabilities:
Payable for investments purchased	0	4,910,855	0	4,910,855
Payable for shares redeemed	468,753	294,401	0	763,154
Payable for transfer and dividend disbursing agent fees and expenses	19,184	0	0	19,184
Unrealized depreciation on foreign exchange contracts	0	466,651	0	466,651
Income distribution payable	0	27,241	0	27,241
Payable for Directors’/Trustees’ fees	434	304	0	738
Payable for share registration costs	12,942	0	0	12,942
Payable for distribution services fee	19,668	62,429	0	82,097
Payable for shareholder services fee	11,115	41,737	0	52,852
Reorganization costs	0	0	17,000(1)	17,000
Accrued expenses	21,965	114,705	0	136,670
TOTAL LIABILITIES	554,061	5,918,323	17,000	6,472,384
Net Assets	$59,007,182	$288,466,144	$(17,000)	$347,456,326
Net Assets Consists of:
Paid-in capital	$63,628,857	$262,330,367	$0	$325,959,224
Net unrealized appreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency	7,989,013	21,341,464	(17,000)(1)	29,313,567
Accumulated net realized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(12,733,915)	4,732,647	0	(8,001,268)
Undistributed net investment income	123,227	61,666	0	184,893
TOTAL NET ASSETS	$59,007,182	$288,466,144	$(17,000)	$347,456,326
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Net Assets:
Class A Shares	$28,272,499	$146,055,334	$(8,145)(1)	$174,319,688
Class B Shares	$21,366,689	$15,176,632	$(6,156)(1)	$36,537,165
Class C Shares	$9,367,994	$44,910,549	$(2,699)(1)	$54,275,844
Class R Shares	$0	$58,148,594	$0	$58,148,594
Institutional Shares	$0	$24,175,035	$0	$24,175,035
Shares Outstanding:
Class A Shares	3,203,804	7,871,380	(1,680,940)(2)	9,394,244
Class B Shares	2,431,098	826,799	(1,267,670)(2)	1,990,227
21

	Balanced Allocation Fund	Asset Allocation Fund	Pro Forma Adjustment	Asset Allocation Pro Forma Combined
Class C Shares	1,067,580	2,455,958	(555,525)(2)	2,968,013
Class R Shares	-	3,144,455	-	3,144,455
Institutional Shares	-	1,299,060	-	1,299,060
Net Asset Value Per Share:
Class A Shares	$8.82	$18.56	-	$18.56
Class B Shares	$8.79	$18.36	-	$18.36
Class C Shares	$8.77	$18.29	-	$18.29
Class R Shares	-	$18.49	-	$18.49
Institutional Shares	-	$18.61	-	$18.61
Offering Price Per Share:
Class A Shares	$9.33*	$19.64*	-	$19.64*
Class B Shares	$8.79	$18.36	-	$18.36
Class C Shares	$8.77	$18.29	-	$18.29
Class R Shares	-	$18.49	-	$18.49
Institutional Shares	-	$18.61	-	$18.61
Redemption Proceeds Per Share:
Class A Shares	$8.82	$18.56	-	$18.56
Class B Shares	$8.31**	$17.35**	-	$17.35**
Class C Shares	$8.68***	$18.11***	-	$18.11***
Class R Shares	-	$18.49	-	$18.49
Institutional Shares	-	$18.61	-	$18.61
Investments, at identified cost	$51,271,103	$265,898,436	$0	$317,169,539

1	Represents estimated brokerage expenses related to the disposition of portfolio securities by Balanced Allocation Fund and acquisition of replacement securities prior to the Reorganization.
2	Adjustment to reflect asset/share balance as a result of the Reorganization.
*	Computation of offering price per share: 100/94.50 of net asset value.
**	Computation of redemption proceeds per share: 94.50/100 of net asset value.
***	Computation of redemption proceeds per share: 99.00/100 of net asset value.

22

Balanced Allocation Fund
Asset Allocation Fund
Pro Forma Combining Statements of Operations

For the Year Ended May 31, 2011 (unaudited)

	Balanced Allocation Fund	Asset Allocation Fund	Pro Forma Adjustment	Asset Allocation Pro Forma Combined
Investment Income:
Dividends (net of foreign taxes withheld of $0 and $144)	$983,680	$4,598,065	$0	$5,581,745
Interest	-	1,336,431	0	1,336,431
Income allocated from affiliated partnership	-	358,282	0	358,282
TOTAL INVESTMENT INCOME	983,680	6,292,778	0	7,276,458
Expenses:
Investment advisory fee	-	1,750,046	346,859(a)	2,096,905
Administrative personnel and services fee	230,000	310,000	(230,000)(b)	310,000
Custodian fees	9,277	52,843	(5,402)(c)	56,718
Transfer and dividend disbursing agent fees and expenses- Class A Shares	65,113	279,170	(59,850)(d)	284,433
Transfer and dividend disbursing agent fees and expenses- Class B Shares	49,787	38,299	(14,874)(d)	73,212
Transfer and dividend disbursing agent fees and expenses- Class C Shares	20,673	79,146	(15,028)(d)	84,791
Transfer and dividend disbursing agent fees and expenses- Class R Shares	-	199,738	(8,656)(d)	191,082
Transfer and dividend disbursing agent fees and expenses- Institutional Shares	-	22,745	(4,090)(d)	18,655
Directors’/Trustees’ fees	10,994	10,459	(7,453)(e)	14,000
Auditing fees	22,298	26,523	(21,821)(f)	27,000
Legal fees	5,824	6,722	(4,546)(g)	8,000
Portfolio accounting fees	66,606	158,410	(40,198)(h)	184,818
Distribution services fee - Class B Shares	151,484	112,621	0	264,105
Distribution services fee - Class C Shares	63,062	283,082	0	346,144
Distribution services fee - Class R Shares	-	268,823	0	268,823
Shareholder services fee - Class A Shares	66,059	335,908	(1,788)(i)	400,179
Shareholder services fee - Class B Shares	50,495	37,540	0	88,035
Shareholder services fee - Class C Shares	21,021	93,698	0	114,719
Account administration fee- Class A Shares	-	3,113	668(j)	3,781
Share registration costs	51,680	77,863	(49,543)(k)	80,000
Printing and postage	34,698	105,810	(27,698)(l)	112,810
Insurance	4,254	4,585	(3,839)(m)	5,000
Taxes	-	6,839	0	6,839
Miscellaneous	10,460	13,460	(7,603)(n)	16,317
TOTAL EXPENSES	933,785	4,277,443	(154,860)	5,056,368
Waivers, Reimbursement and Reduction
Waiver/reimbursement of investment adviser fee	-	(286,545)	0	(286,545)
Waiver of administrative personnel and services fee	(230,000)	(62,410)	186,827(o)	(105,583)
Reimbursement of transfer and dividend disbursing agent fees and expenses- Class A Shares	-	(45,198)	45,198(p)	-
Reimbursement of transfer and dividend disbursing agent fees and expenses- Class B Shares	-	(6,094)	6,094(q)	-
Reimbursement of transfer and dividend disbursing agent fees and expenses- Class C Shares	-	(5,444)	5,444(r)	-
Reimbursement of transfer and dividend disbursing agent fees and expenses- Institutional Shares	-	(2,654)	2,654(s)	-
Reimbursement of distribution services fee - Class B Shares	(21,701)	-	21,701(t)	-
Reimbursement of distribution services fee - Class C Shares	(3,861)	-	3,861(t)	-
23

	Balanced Allocation Fund	Asset Allocation Fund	Pro Forma Adjustment	Asset Allocation Pro Forma Combined
Reimbursement of other operating expenses	(312,399)	-	312,399(t)	-
Fees paid indirectly from directed brokerage arrangements	-	(2,717)	0	(2,717)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION	(567,961)	(411,062)	584,178	(394,845)
Net Expenses	365,824	3,866,381	429,318	4,661,523
Net Investment Income	617,856	2,426,397	(429,318)	2,614,935
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions (including realized gain of $14,550,197 on sales of investments in affiliated issuers)	(869,624)	29,445,670	0	28,576,046
Net realized gain on futures contracts	-	4,110,838	0	4,110,838
Net realized gain on swap contracts	-	85,081	0	85,081
Net realized gain/loss allocated from affiliated partnership	-	80,249	0	80,249
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	11,306,262	7,618,081	0	18,924,343
Net change in unrealized appreciation of futures contracts	-	3,900,608	0	3,900,608
Net change in unrealized appreciation of swap contracts	-	209,272	0	209,272
Net realized and unrealized gain on investments, futures contracts, swap contracts and foreign currency transactions	10,436,638	45,449,799	0	55,886,437
Change in net assets resulting from operations	$11,054,494	$47,876,196	($429,318)	$58,501,372

(See Notes to Pro Forma Financial Statements)

24

Balanced Allocation Fund
Asset Allocation Fund
Notes to Pro Forma Financial Statements

For the Year Ended May 31, 2011 (unaudited)

Note 1. Description of the Fund

Balanced Allocation Fund (the “Portfolio”), a portfolio of Federated Managed Allocation Portfolios, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Portfolio is a diversified portfolio offering three classes of shares: Class A Shares, Class B Shares and Class C Shares.

Asset Allocation Fund (the “Acquiring Fund”) is registered under the Act as an open-end management investment company. The Acquiring Fund is a diversified portfolio offering five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Balanced Allocation and Asset Allocation (individually referred to as the “Fund”, or collectively as the “Funds”), for the period ended May 31, 2011. These statements have been derived from the books and records utilized in calculating daily net asset values at May 31, 2011.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Balanced Allocation for Class A Shares, Class B Shares and Class C Shares of Asset Allocation, respectively. Under generally accepted accounting principles, Asset Allocation will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the Acquiring Fund, if necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended May 31, 2011, Balanced Allocation and Asset Allocation would have paid investment advisory fees computed at the annual rate of 0.00% and 0.68%, respectively, as a percentage of average daily net assets.

Balanced Allocation Fund will pay for the direct proxy expenses and Asset Allocation Fund will pay registration fees on an as incurred basis. Balanced Allocation Fund will also pay brokerage expenses related to the repositioning of Balanced Allocation’s portfolio prior to the reorganization. Given the large waiver of positions of Balanced Allocation Fund, and the fact that the Fund is being operated at its applicable voluntary expense caps, it is anticipated that the Adviser or its Affiliates will indirectly pay the expenses that Balanced Allocation Fund is being asked to bear. The Adviser will also pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization.

Note 3. Portfolio Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
25

  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

Note 4. Shares of Beneficial Interest

The Pro Forma Class A Shares, Class B Shares and Class C Shares net asset value per share assumes the issuance of 1,522,864 Class AShares, 1,163,428 Class BShares and 512,055 Class CShares of Asset Allocation in exchange for 3,203,804 Class AShares, 2,431,098 Class BShares and 1,067,580 Class CShares of Balanced Allocation, respectively, which would have been outstanding at May 31, 2011 in connection with the proposed reorganization, assuming the Funds had been combined as of such date.

Note 5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Asset Allocation intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended May 31, 2011, the Funds did not have a liability for any uncertain tax positions. The Funds recognize interest and penalties, if any,

26

related to tax liabilities as income tax expense in the Statement of Operations. As of September 5, 2008, the Asset Allocation’s domicile and form of organization changed from a Maryland Corporation to a Massachusetts business trust. As of May 31, 2011, tax years 2007 through 2010 remain subject to examination by its major tax jurisdictions, which include the United States of America, the state of Maryland, the Commonwealth of Massachusetts and the Commonwealth of Pennsylvania.

The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 6. Pro Forma Adjustments

a)	Federated Global Investment Management Corp. (FGIMCO) serves as investment adviser (“Adviser”) to Balanced Allocation Fund. FGIMCO also serves as Adviser to Asset Allocation Fund and receives for its services an annual investment advisory fee equal to: (a) a maximum of 0.55% of the average daily net assets of the fund; and (b) 4.50% of the gross income of the Fund, excluding gains or losses. An adjustment to the combined investment advisory fee reflects investment advisory fees charged at 0.55% of the pro forma combined fund’s average daily net assets, plus 4.50% of the pro forma combined funds gross income.

The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

b)	Federated Administrative Services (FAS), under the Administrative Services Agreement, provides each Fund with certain administrative personnel and services necessary to operate the funds. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of shares. FAS may voluntarily choose to waive any portion of its fee. FAS can terminate its voluntary waiver at any time at its sole discretion. An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Funds on the Asset Allocation Pro Forma Combined Fund’s average daily net assets.
c)	Adjustment to reflect custodian fees due to the combining of two portfolios into one and based upon the current expense structure on the assets of Asset Allocation Pro Forma Combined Fund.
d)	Adjustment to reflect transfer and dividend disbursing agent fees and expenses due to the combining of two portfolios into one and based upon the current expense structure on the assets of Asset Allocation Pro Forma Combined Fund.
e)	Adjustment to reflect Directors’/Trustees’ fees due to the combining of two portfolios into one and based upon the current expense structure on the assets of Asset Allocation Pro Forma Combined Fund.
f)	Adjustment to reflect auditing fees due to the combining of two portfolios into one and based upon the current expense structure of Asset Allocation.
g)	Adjustment to reflect legal fees due to the combining of two portfolios into one and based upon the current expense structure on the assets of Asset Allocation Pro Forma Combined Fund.
h)	Adjustment to reflect portfolio accounting fees due to the combining of two portfolios into one and based upon the current expense structure on the assets of Asset Allocation Pro Forma Combined Fund.
i)	Adjustment to reflect shareholder services fees resulting from the exchange of Class A Shares of Balanced Allocation for Class A Shares of Asset Allocation and to reflect the current expense structure for Class A shares of Asset Allocation.
j)	Adjustment to reflect account administration fees resulting from the exchange of Class A Shares of Balanced Allocation for Class A Shares of Asset Allocation and to reflect the current expense structure for Class A shares of Asset Allocation.
k)	Adjustment to reflect share registration costs due to the combining of two portfolios into one and based upon the current expense structure on the assets of Asset Allocation Pro Forma Combined Fund.
l)	Adjustment to reflect printing and postage due to the combining of two portfolios into one and based upon the current expense structure on the assets of Asset Allocation Pro Forma Combined Fund.
m)	Adjustment to reflect insurance premiums due to the combining of two portfolios into one and based upon the current expense structure on the assets of Asset Allocation Pro Forma Combined Fund.
n)	Adjustment to reflect miscellaneous expense due to the combining of two portfolios into one and based upon the current expense structure on the assets of Asset Allocation Pro Forma Combined Fund.
o)	Adjustment to reflect the voluntary waiver of administrative personnel and services fee due to the combining of two portfolios into one and based upon the current expense structure on the assets of Asset Allocation Pro Forma Combined Fund.
p)	Adjustment to reflect the elimination of the voluntary waiver of transfer and dividend disbursing agent fees and expenses necessary to maintain contractual expense cap for Class A Shares of Asset Allocation Pro Forma Combined Fund.
q)	Adjustment to reflect the elimination of the voluntary waiver of transfer and dividend disbursing agent fees and expenses necessary to maintain contractual expense cap for Class B Shares of Asset Allocation Pro Forma Combined Fund.
r)	Adjustment to reflect the elimination of the voluntary waiver of transfer and dividend disbursing agent fees and expenses necessary to maintain contractual expense cap for Class C Shares of Asset Allocation Pro Forma Combined Fund.

27

s)	Adjustment to reflect the elimination of the voluntary waiver of transfer and dividend disbursing agent fees and expenses necessary to maintain contractual expense cap for Institutional Shares of Asset Allocation Pro Forma Combined Fund.
t)	Adjustment to reflect the elimination of the expense reimbursement on Balanced Allocation due to the reorganization.

28

FEDERATED BALANCED ALLOCATION FUND

A portfolio of Federated Managed Allocation Portfolios

FEDERATED ASSET ALLOCATION FUND

Investment Adviser
Federated Global Investment Management Corp.
450 Lexington Avenue
Suite 3700
New York, NY, 10017-3943

Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

29

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Q450899 (9/11)

Federated Securities Corp., Distributor

Federated is a registered trademark of Federated Investors, Inc.
2011  © Federated Investors, Inc.

30

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate box on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EDERATED BALANCED ALLOCATION FUND

For   Against  Abstain
0           0           0

Proposal 1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Asset Allocation Fund would acquire all or substantially all of the assets of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, in exchange for Class A Shares, Class B Shares and Class C Shares of Federated Asset Allocation Fund. The Shares of Federated Asset Allocation Fund held by Federated Balanced Allocation Fund would then be distributed to Federated Balanced Allocation Fund’s Shareholders, pro rata, in complete liquidation and termination of Federated Balanced Allocation Fund. As a result of the reorganization, shareholders of Federated Balanced Allocation Fund will receive Shares of the corresponding share class of Federated Asset Allocation Fund.

YOUR VOTE IS IMPORTANT
Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally.
Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.   If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]
Date

Signature (Joint Owners)

Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

FEDERATED BALANCED ALLOCATION FUND
A portfolio of Federated Managed Allocation Portfolios
SPECIAL MEETING OF SHAREHOLDERS — NOVEMBER 8, 2011

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Balanced Allocation Fund, a port folio of Federated Managed Allocation Portfolios (the “Trust”), hereby revoking any proxy heretofore given, designate and appoint Justine Patrick, Maureen Ferguson, M. Allison Miller, Erin Dugan and Shannon McDowell,
as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on November 8, 2011 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.